EXHIBIT 4.1
                                                EXECUTION COPY


                       MARK IV INDUSTRIES, INC., as Issuer


                                       and


                         MARINE MIDLAND BANK, as Trustee

                     --------------------------------------


                                    INDENTURE


                           Dated as of August 11, 1997
                    -----------------------------------------


                                  $250,000,000


                    7 1/2% Senior Subordinated Notes due 2007

                             CROSS REFERENCE TABLE1

           TIA                                                    Indenture
         Section                                                  Section

     310 (a)(1)..............................................       7.10
         (a)(2)..............................................       7.10
         (a)(3)..............................................      N.A.2
         (a)(4)..............................................      N.A.
         (b).................................................  7.08;.7.10
         (c).................................................      N.A.
     311(a)..................................................      7.11
         (b).................................................      7.11
         (c).................................................       N.A.
     312(a)..................................................      2.05
         (b).................................................     11.03
         (c).................................................     11.03
     313(a)..................................................      7.06
         (b)(1)..............................................      N.A.
         (b)(2)..............................................      7.06
         (c).................................................     11.02
         (d).................................................      7.06
     314(a)................................................. 4.02; 11.02
         (c)(1)..............................................     11.04
         (c)(2)..............................................     11.04
         (c)(3)..............................................      N.A.
         (e).................................................     10.05
         (f).................................................      4.03
     315(a)..................................................      7.01
         (b).................................................7.05; 11.02
         (c).................................................      7.01
         (e).................................................      6.11
     316(a)(last sentence)...................................      2.08
         (a)(1)(A)...........................................      6.05
         (a)(1)(B)...........................................      6.04
         (a)(2)..............................................      N.A.
         (b).................................................      6.07
     317(a)(1)...............................................      6.08
         (a)(2)..............................................      6.09
         (b).................................................      2.04
     318(a)..................................................     11.01
--------
1 Note: This Cross Reference Table shall not, for any purpose, be deemed to be part of this Indenture.
2 N.A. means Not Applicable.

          INDENTURE, dated as of August 11, 1997 between Mark IV Industries, Inc., a Delaware corporation ("Mark IV" or the "Company"), and Marine Midland Bank, a New York banking corporation and trust company (the "Trustee").

          Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders (as defined below) of Mark IV's 7 1/2% Senior Subordinated Notes due 2007 (the "Series A Notes") and the new 7 1/2% Senior Subordinated Notes due 2007 to be issued in exchange for the Series A Notes (the "Series B Notes" and, together with the Series A Notes, the "Securities"):


                                    ARTICLE 1
                   DEFINITIONS AND INCORPORATION BY REFERENCE

          SECTION 1.01. DEFINITIONS.

          "Additional Interest" means, with respect to any Securities, all unpaid additional interest owing by the Company pursuant to Section 5 of the Registration Rights Agreement for such Securities.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. A Person shall be deemed to "control" (including the correlative meanings, the terms "controlling," "controlled by," and "under common control with") another Person if the controlling Person (i) possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of voting securities, by agreement or otherwise, or (ii) owns, directly or indirectly, 10% or more of any class of the issued and outstanding equity securities of the controlled Person.

          "Applicable Procedures" means, with respect to any transfer or exchange of beneficial interests in a Global Note, the rules and procedures of the Depositary that apply to such transfer and exchange.

          "Business Day" means any day that is not a Saturday, a Sunday or a day on which banking institutions in New York or the city in which the principal corporate trust office of the Trustee is located are required to close.

          "Capital Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease which would at such time be so required to be capitalized on the balance sheet in accordance with GAAP.

          "Cedel" means Cedel Bank, societe anonyme.

          "Credit Agreement" means the Amended and Restated Credit and Guarantee Agreement, dated as of March 8, 1996, as amended from time to time, by and among the Company and Dayco PTI S.p.A., as Borrowers, and certain other subsidiaries of the Company, as Guarantors, The Chase Manhattan Bank, as Administrator and Bid Agent, Bank of America National Trust and Savings Association, as Documentation Agent, and the banks and other financial institutions that are signatories thereto, and any refinancings or replacements thereof providing for Indebtedness in principal amount of up to $500,000,000, less, in the case of any such refinancings or replacements, the amount of all permanent reductions thereunder.

          "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

          "Definitive Notes" means Securities that are in the form of EXHIBIT A-1 attached hereto (but without including the text referred to in footnotes 1 and 3 thereto).

          "Depositary" means, with respect to the Securities issuable or issued in whole or in part in global form, the Person specified in Section 2.03 hereof as the Depositary with respect to the Securities, until a successor shall have been appointed and become such pursuant to Section 2.06 of this Indenture, and, thereafter, "Depositary" shall mean or include such successor.

          "8 3/4% Notes" means the Company's 8 3/4% Senior Subordinated Notes due April 1, 2003 issued pursuant to the Indenture, dated as of March 15, 1993, between the Company and Citibank, N.A., as trustee.

          "Euroclear" means Morgan Guaranty Trust Company of New York, the Brussels office, as operator of the Euroclear system.

          "Exchange Offer" means the offer which may be made by the Company pursuant to the Registration Rights Agreement to exchange the Series A Notes for the Series B Notes.

          "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession, from time to time.

          "Global Notes" means the Rule 144A Global Notes, the Regulation S Temporary Global Notes and the Regulation S Permanent Global Notes.

          "Holder" means a Person in whose name a Security is registered on the Registrar's books.

          "Indebtedness" of any Person means any indebtedness, contingent or otherwise, in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement obligations with respect thereto) or representing the balance deferred and unpaid of the purchase price of any property (including pursuant to Capital Lease Obligations), if and to the extent any of the foregoing indebtedness would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP (except that any such balance that constitutes a trade payable and/or an accrued liability arising in the ordinary course of business shall not be considered Indebtedness), and shall also include, to the extent not otherwise included, any Capital Lease Obligations, the maximum fixed repurchase price of any Redeemable Stock, indebtedness secured by a Lien to which the property or assets owned or held by such Person is subject, whether or not the obligations secured thereby shall have been assumed, guarantees of items that would be included within this definition to the extent of such guarantees (exclusive of whether such items would appear upon such balance sheet), and net liabilities in respect of Interest Rate Protection Obligations. For purposes of the preceding sentence, the maximum fixed repurchase price of any Redeemable Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Redeemable Stock as if such Redeemable Stock were repurchased on any date on which Indebtedness shall be required to be determined pursuant to this Indenture, provided that if such Redeemable Stock is not then permitted to be repurchased, the repurchase price shall be the book value of such Redeemable Stock. The amount of Indebtedness of any Person at any date shall be, without duplication, (i) the outstanding balance at such date of all unconditional obligations as described above and the maximum liability of any such contingent obligations at such date and (ii) in the case of Indebtedness of others secured by a Lien to which the property or assets owned or held by such Person is subject, the lesser of the fair market value at such date of any asset subject to a Lien securing the Indebtedness of others and the amount of the Indebtedness secured.

          "Indenture" means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof, including the provisions of the TIA that are deemed to be a part hereof.

          "Indirect Participant" means a Person who holds an interest through a Participant.

          "Institutional Accredited Investor" means an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

          "interest" means interest due on the Securities plus any Additional Interest due on the Securities, if any, pursuant to Section 5 of the Registration Rights Agreement.

          "Interest Rate Protection Obligations" means the obligations of any Person pursuant to any arrangement with any other Person whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount in exchange for periodic payments made by such Person calculated by applying a fixed or a floating rate of interest on the same notional amount and shall include without limitation, interest rate swaps, caps, floors, collars and similar agreements.

          "Note Custodian" means the Trustee, when serving as custodian for the Depositary with respect to the Securities in global form, or any successor entity thereto.

          "Officer" means, with respect to any corporation, the Chairman of the Board, any Vice Chairman, the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer or any Assistant Secretary of such corporation.

          "Officers' Certificate" means a written certificate containing the information specified in Sections 11.04 and 11.05, signed in the name of Mark IV by any two of its Officers, and delivered to the Trustee.

          "Opinion of Counsel" means a written opinion containing the information specified in Sections 11.04 and 11.05, rendered by legal counsel who is acceptable to the Trustee.

          "Participant" means, with respect to DTC, Euroclear or Cedel, a Person who has an account with DTC, Euroclear or Cedel, respectively (and, with respect to DTC, shall include Euroclear and Cedel).

          "Person" means any individual, corporation, partnership, joint venture, incorporated or unincorporated association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof or other entity of any kind.

          "Private Placement Legend" means the legend initially set forth on the Series A Notes in the form set forth in Section 2.06(g) hereof.

          "QIB" means a "qualified institutional buyer" as defined in Rule 144A under the Securities Act.

          "Redeemable Stock" means any capital stock or other equity interest which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable before the stated maturity of the Securities), or upon the happening of any event, matures or is mandatorily redeemable, in whole or in part, prior to the stated maturity of the Securities.

          "Registration Rights Agreement" means the Registration Rights Agreement dated August 11, 1997 between the Initial Purchaser and the Company, as such agreement may be amended, modified or supplemented from time to time.

          "Regulation S" means Regulation S promulgated under the Securities
Act.

          "Regulation S Global Notes" means the Regulation S Temporary Global Notes or the Regulation S Permanent Global Notes as applicable.

          "Regulation S Permanent Global Notes" means the permanent global notes that do not contain the paragraphs referred to in footnote 1 to the form of the Security attached hereto as EXHIBIT A-2, and that are deposited with and registered in the name of the Depositary or its nominee, representing a Security sold in reliance on Regulation S.

          "Regulation S Temporary Global Notes" means the temporary global notes that contain the paragraphs referred to in footnote 1 to the form of the Security attached hereto as EXHIBIT A-2, and that are deposited with and registered in the name of the Depositary or its nominee, representing a Security sold in reliance on Regulation S.

          "Restricted Beneficial Interest" means any beneficial interest of a Participant or Indirect Participant in the Rule 144A Global Note or the Regulation S Global Note.

          "Restricted Global Notes" means the Rule 144A Global Notes and the Regulation S Global Notes, all of which shall bear the Private Placement Legend.

          "Rule 144A" means Rule 144A promulgated under the Securities Act.

          "Rule 144A Global Notes" means the permanent global notes that contain the paragraph referred to in footnote 1 and the additional schedule referred to in footnote 3 to the form of the Security attached hereto as EXHIBIT A-1, and that is deposited with and registered in the name of the Depositary or its nominee, representing a Security sold in reliance on Rule 144A or to a limited number of Institutional Accredited Investors.

          "SEC" means the Securities and Exchange Commission.

          "Senior Indebtedness" means the principal of, premium, if any, and interest on any Indebtedness of the Company, whether outstanding on the date of the Indenture or thereafter created, incurred, assumed or guaranteed, unless, in the case of any particular Indebtedness, the instrument under which such Indebtedness is created, incurred, assumed or guaranteed expressly provides that such Indebtedness shall not be senior or superior in right of payment to the Securities. Without limiting the generality of the foregoing, "Senior Indebtedness" shall include the principal of, premium, if any, and interest on all obligations of every nature of the Company from time to time owed to the lenders under the Credit Agreement, including, without limitation, principal of and interest on, and all fees and expenses payable under the Credit Agreement. Notwithstanding anything to the contrary contained in this Indenture or the Securities, "Senior Indebtedness" shall not include any Indebtedness represented by the 83/4% Notes or the 73/4% Notes.

          "Senior Subordinated Indebtedness" means Indebtedness (i) represented by the 83/4% Notes and the 73/4% Notes and (ii) any other Indebtedness which is PARI PASSU with the Securities and expressly provides that it is subordinated to Senior Indebtedness.

          "7 3/4% Notes" means the Company's 7 3/4% Senior Subordinated Notes due April 1, 2006 issued pursuant to the Indenture, dated as of March 11, 1996, between the Company and Fleet National Bank, as trustee.

          "Subsidiary" means any corporation, association or other business entity of which more than 50% of the total voting power of shares of capital stock or other equity interest entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more of the other Subsidiaries of that Person or a combination thereof.

          "TIA" means the Trust Indenture Act of 1939 as amended and as in effect on the date of this Indenture; provided, however, that in the event the TIA is amended after such date, TIA means, to the extent required by any such amendment, the TIA as so amended.

          "Transfer Restricted Securities" means Securities that bear or are required to bear the legend set forth in Section 2.06(g).

          "Trust Officer," when used with respect to the Trustee, means any officer in the Corporate Trust Administration Department of the Trustee with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Trustee" means the party named as the "Trustee" in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor.

          "Unrestricted Global Notes" means one or more Global Notes that do not and are not required to bear the Private Placement Legend.


          SECTION 1.02. OTHER DEFINITIONS.

                                                               Defined in
         TERM                                                   SECTION

         "Act"            ...................................      1.05
         "Bankruptcy Law"....................................      6.01
         "Custodian".........................................      6.01
         "DTC"      .........................................      2.03
         "Event of Default"..................................      6.01
         "Exchange Act"......................................      4.02
         "Legal Holiday".....................................     11.08
         "Non-Payment Default"...............................     10.03
         "Notice of Default".................................      6.01
         "Paying Agent"......................................      2.03
         "Payment Default"...................................     10.03
         "Register"..........................................      2.03
         "Registrar".........................................      2.03
         "Securities Act"....................................      7.04
         "U.S. Government Obligations".......................      8.01


          SECTION 1.03. INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT. Whenever this Indenture refers to a provision of the TIA, such provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

          "Commission" means the SEC.

          "Indenture securities" means the Securities.

          "Indenture security holder" means a Holder.

          "Indenture to be qualified" means this Indenture.

          "Indenture trustee" or "institutional trustee" means the Trustee.

          "Obligor" on the indenture securities means Mark IV.

          All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.


          SECTION 1.04. RULES OF CONSTRUCTION. Unless the context otherwise requires:

          (1) a term has the meaning assigned to it;

          (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

          (3) "or" is not exclusive;

          (4) "including" means including, without limitation; and

          (5) words in the singular include the plural, and words in the plural include the singular.

          SECTION 1.05. ACTS OF HOLDERS.

          (1) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to Mark IV. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and Mark IV, if made in the manner provided in this Section.

          (2) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Trustee deems sufficient.

          (3) The ownership of Securities shall be proved by the Register.

          (4) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or Mark IV in reliance thereon, whether or not notation of such action is made upon such Security.

          (5) If Mark IV shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, Mark IV may at its option, by or pursuant to a resolution of its board of directors, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but Mark IV shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders' of the requisite proportion of outstanding Securities have authorized or agreed or consented to such request demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

                                    ARTICLE 2
                                 THE SECURITIES

          SECTION 2.01. FORM AND DATING. The Securities and the Trustee's certificate of authentication shall be substantially in the form of EXHIBIT A-1 and EXHIBIT A-2 attached hereto. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. The form of the Securities and any notation, legend or endorsement shall be in a form acceptable to Mark IV and the Trustee. Each Security shall be dated the date of its authentication.

          The terms and provisions contained in the Securities shall constitute, and are hereby expressly made, a part of this Indenture. To the extent applicable, Mark IV and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

          (a) GLOBAL NOTES. Securities offered and sold to QIBs in reliance on Rule 144A shall be issued initially in the form of Rule 144A Global Notes, which shall be deposited on behalf of the purchasers of the Securities represented thereby with the Note Custodian, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Rule 144A Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee as hereinafter provided.

          Securities offered and sold in reliance on Regulation S shall be issued initially in the form of the Regulation S Temporary Global Note, which shall be deposited on behalf of the purchasers of the Securities represented thereby with the Note Custodian, and registered in the name of the Depositary or the nominee of the Depositary for the accounts of designated agents holding on behalf of Euroclear or Cedel, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The "40- DAY RESTRICTED PERIOD" (as defined in Regulation S) shall be terminated upon the receipt by the Trustee of (i) a written certificate from the Depositary, together with copies of certificates from Euroclear and Cedel certifying that they have received certification of non-United States beneficial ownership of 100% of the aggregate principal amount of the Regulation S Temporary Global Notes (except to the extent of any beneficial owners thereof who acquired an interest therein pursuant to another exemption from registration under the Securities Act and who will take delivery of a beneficial ownership interest in a Rule 144A Global Note, all as contemplated by Section 2.06(a)(ii) hereof), and (ii) an Officers' Certificate from the Company certifying as to the same matters covered in clause (i) above. Following the termination of the 40-day restricted period, beneficial interests in the Regulation S Temporary Global Note shall be exchanged for beneficial interests in Regulation S Permanent Global Notes pursuant to the Applicable Procedures. Simultaneously with the authentication of Regulation S Permanent Global Notes, the Trustee shall cancel the Regulation S Temporary Global Notes. The aggregate principal amount of the Regulation S Temporary Global Notes and the Regulation S Permanent Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee, as the case may be, in connection with transfers of interests as hereinafter provided.

          Each Global Note shall represent such of the outstanding Securities as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and transfers of interests. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of outstanding Securities represented thereby shall be made by the Trustee or the Note Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 2.06 hereof.

          The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "Management Regulations" and "Instructions to Participants" of Cedel shall be applicable to interests in the Regulation S Temporary Global Notes and the Regulation S Permanent Global Notes that are held by Participants through Euroclear or Cedel. The Trustee shall have no obligation to notify Holders of any such procedures or to monitor or enforce compliance with the same.

          Except as set forth in Section 2.06 hereof, the Global Notes may be transferred, in whole and not in part, only to another nominee of the Depositary or to a successor of the Depositary or its nominee.

          (b) BOOK-ENTRY PROVISIONS. This Section 2.01(b) shall apply only to Rule 144A Global Notes and Regulation S Permanent Global Notes deposited with or on behalf of the Depositary.

          The Company shall execute and the Trustee shall, in accordance with this Section 2.01(b), authenticate and deliver the Global Notes that (i) shall be registered in the name of the Depositary or the nominee of the Depositary and
(ii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instructions or held by the Trustee as Note Custodian.

          Participants shall have no rights either under this Indenture with respect to any Global Note held on their behalf by the Depositary or by the Note Custodian as custodian for the Depositary or under such Global Note, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Participants, the operation of customary practices of such Depositary governing the exercise of the rights of an owner of a beneficial interest in any Global Note.

          (c) DEFINITIVE NOTES. Securities issued in certificated form shall be substantially in the form of EXHIBIT A-1 attached hereto (but without including the text referred to in footnotes 1 and 3 thereto).

          SECTION 2.02. EXECUTION AND AUTHENTICATION. The Securities shall be executed on behalf of Mark IV by its Chairman of the Board, one of its Vice Chairmen, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any such Officer on the Securities may be manual or facsimile.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper Officers of Mark IV shall bind Mark IV, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for in EXHIBIT A-1 or EXHIBIT A-2 annexed hereto duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and made available for delivery hereunder.

          The Trustee shall authenticate and make available for delivery Securities for original issue in the aggregate principal amount of $250,000,000 upon a direction that it do so set forth in an Officers' Certificate of Mark IV, but without any further action by Mark IV. Such order shall specify the amount of the Securities to be authenticated and the date on which the original issue of Securities is to be authenticated and delivered. The aggregate principal amount of Securities outstanding at any time may not exceed $250,000,000, except as provided in Section 2.07.

          The Trustee shall act as the initial authenticating agent. Thereafter, the Trustee may appoint an authenticating agent reasonably acceptable to Mark IV to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as a Paying Agent to deal with Mark IV or an Affiliate of Mark IV.

          The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.


          SECTION 2.03. REGISTRAR AND PAYING AGENT. Mark IV shall maintain or cause to be maintained an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar"), an office or agency where Securities may be presented or surrendered for purchase or payment ("Paying Agent") and an office or agency where notices and demands to or upon Mark IV in respect of the Securities and this Indenture may be served. The Registrar shall keep a register of the Securities and of their transfer and exchange (the "Register"). Mark IV may have one or more co-registrars and one or more additional paying agents. The term Paying Agent includes any additional paying agent.

          Mark IV shall enter into an appropriate agency agreement with any Registrar, Paying Agent or co-registrar (if not the Trustee or Mark IV). The agreement shall implement the provisions of this Indenture that relate to such agent. Mark IV shall notify the Trustee of the name and address of any such agent. If Mark IV fails to maintain a Registrar, Paying Agent or agent for service of notices or demands, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.07. Mark IV or any Subsidiary or an Affiliate of either of them may act as Paying Agent, Registrar or co-registrar or agent for service of notices and demands.

          The Company initially appoints The Depository Trust Company ("DTC") to act as Depositary with respect to the Global Notes.

          The Company initially appoints the Trustee to act as the Registrar and Paying Agent.

          SECTION 2.04. PAYING AGENT TO HOLD MONEY IN TRUST. Except as otherwise provided herein, prior to each due date of the principal and interest on any Security, Mark IV shall deposit with the Paying Agent a sum of money sufficient to pay such principal and interest so becoming due. Mark IV shall require each Paying Agent (other than the Trustee or Mark IV) to agree in writing that such Paying Agent shall hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal and interest on the Securities (whether such money has been paid to it by Mark IV or any other obligor on the Securities) and shall notify the Trustee of any default by Mark IV (or any other obligor on the Securities) in making any such payment. At any time during the continuance of any such default, the Paying Agent shall, upon the request of the Trustee, forthwith pay to the Trustee all money so held in trust and account for any money disbursed by it. Mark IV at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any money disbursed by it. Upon doing so, the Paying Agent shall have no further liability for the money so paid over to the Trustee. If Mark IV, a Subsidiary or an Affiliate of either of them acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund.

          SECTION 2.05. SECURITYHOLDER LISTS. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders. If the Trustee is not the Registrar, Mark IV shall cause to be furnished to the Trustee not more than five days after each record date and at such other times as the Trustee may request in writing, within five Business Days of such request, a list in such form as the Trustee may reasonably require of the names and addresses of Holders.

          SECTION 2.06. TRANSFER AND EXCHANGE.

          (a) TRANSFER AND EXCHANGE OF GLOBAL NOTES. The transfer and exchange of beneficial interests in Global Notes shall be effected through the Depositary, in accordance with this Indenture and the procedures of the Depositary therefor, which shall include restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Beneficial interests in a Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Global Note in accordance with the transfer restrictions set forth in the legend in subsection
(g) of this Section 2.06. Transfers of beneficial interests in the Global Notes to Persons required to take delivery thereof in the form of an interest in another Global Note shall be permitted as follows:

(i) RULE 144A GLOBAL NOTE TO REGULATION S GLOBAL NOTE. If, at any time, an owner of a beneficial interest in a Rule 144A Global Note deposited with the Depositary (or the Trustee as Note Custodian) wishes to transfer its beneficial interest in such Rule 144A Global Note to a Person who is required or permitted to take delivery thereof in the form of an interest in a Regulation S Global Note, such owner shall, subject to the Applicable Procedures, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Regulation S Global Note as provided in this Section 2.06(a)(i). Upon receipt by the Trustee of (1) instructions given in accordance with the Applicable Procedures from a Participant directing the Trustee to credit or cause to be credited a beneficial interest in the Regulation S Global Note in an amount equal to the beneficial interest in the Rule 144A Global Note to be exchanged, (2) a written order given in accordance with the Applicable Procedures containing information regarding the Participant account of the Depositary and the Euroclear or Cedel account to be credited with such increase, and (3) a certificate in the form of EXHIBIT B-1 hereto given by the owner of such ----------- beneficial interest stating that the transfer of such interest has been made in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with Rule 903 or Rule 904 of Regulation S, then the Trustee, as Registrar, shall instruct the Depositary to reduce or cause to be reduced the aggregate principal amount at maturity of the applicable Rule 144A Global Note and to increase or cause to be increased the aggregate principal amount at maturity of the applicable Regulation S Global Note by the principal amount at maturity of the beneficial interest in the Rule 144A Global Note to be exchanged or transferred, to credit or cause to be credited to the account of the Person specified in such instructions, a beneficial interest in the Regulation S Global Note equal to the reduction in the aggregate principal amount at maturity of the Rule 144A Global Note, and to debit, or cause to be debited, from the account of the Person making such exchange or transfer the beneficial interest in the Rule 144A Global Note that is being exchanged or transferred.

(ii) REGULATION S GLOBAL NOTE TO RULE 144A GLOBAL NOTE. If, at any time, after the expiration of the 40-day restricted period, an owner of a beneficial interest in a Regulation S Global Note deposited with the Depositary or with the Trustee as Note Custodian wishes to transfer its beneficial interest in such Regulation S Global Note to a Person who is required or permitted to take delivery thereof in the form of an interest in a Rule 144A Global Note, such owner shall, subject to the Applicable Procedures, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Rule 144A Global Note as provided in this Section 2.06(a)(ii). Upon receipt by the Trustee of (1) instructions from Euroclear or Cedel, if applicable, and the Depositary, directing the Trustee, as Registrar, to credit or cause to be credited a beneficial interest in the Rule 144A Global Note equal to the beneficial interest in the Regulation S Global Note to be exchanged, such instructions to contain information regarding the Participant account with the Depositary to be credited with such increase, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Depositary and (3) a certificate in the form of EXHIBIT B-2 ----------- attached hereto given by the owner of such beneficial interest stating (A) if the transfer is pursuant to Rule 144A, that the Person transferring such interest in a Regulation S Global Note reasonably believes that the Person acquiring such interest in a Rule 144A Global Note is a QIB and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A and any applicable blue sky or securities laws of any state of the United States, (B) that the transfer complies with the requirements of Rule 144 under the Securities Act, (C) if the transfer is to an Institutional Accredited Investor that such transfer is in compliance with the Securities Act and a certificate in the form of EXHIBIT C attached hereto and, if such transfer is in respect of an aggregate --------- principal amount of less than $100,000, an Opinion of Counsel acceptable to the Company that such transfer is in compliance with the Securities Act or
     (D) if the transfer is pursuant to any other exemption from the registration requirements of the Securities Act, that the transfer of such interest has been made in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the requirements of the exemption claimed, such statement to be supported by an Opinion of Counsel from the transferee or the transferor in form reasonably acceptable to the Company and to the Registrar and in each case, in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction, then the Trustee, as Registrar, shall instruct the Depositary to reduce or cause to be reduced the aggregate principal amount at maturity of such Regulation S Global Note and to increase or cause to be increased the aggregate principal amount at maturity of the applicable Rule 144A Global Note by the principal amount at maturity of the beneficial interest in the Regulation S Global Note to be exchanged or transferred, and the Trustee, as Registrar, shall instruct the Depositary, concurrently with such reduction, to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the applicable Rule 144A Global Note equal to the reduction in the aggregate principal amount at maturity of such Regulation S Global Note and to debit or cause to be debited from the account of the Person making such transfer the beneficial interest in the Regulation S Global Note that is being exchanged or transferred.

          (b) TRANSFER AND EXCHANGE OF DEFINITIVE NOTES. When Definitive Notes are presented by a Holder to the Registrar with a request to register the transfer of the Definitive Notes or to exchange such Definitive Notes for an equal principal amount of Definitive Notes of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested only if the Definitive Notes are presented or surrendered for registration of transfer or exchange, are endorsed and contain a signature guarantee or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by such Holder or by his attorney and contains a signature guarantee, duly authorized in writing and the Registrar received the following documentation (all of which may be submitted by facsimile):

(i) in the case of Definitive Notes that are Transfer Restricted Securities, such request shall be accompanied by the following additional information and documents, as applicable:

                           (A) if such Transfer Restricted Security is being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, or such Transfer Restricted Security is being transferred to the Company or any of its Subsidiaries, a certification to that effect from such Holder (in substantially the form of EXHIBIT B-3 hereto); or

                           (B) if such Transfer Restricted Security is being transferred to a QIB in accordance with Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect from such Holder (in substantially the form of EXHIBIT B-3 hereto); or

                           (C) if such Transfer Restricted Security is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 904 under the Securities Act, a certification to that effect from such Holder (in substantially the form of EXHIBIT B-3 hereto);

                           (D) if such Transfer Restricted Security is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) and (C) above, a certification to that effect from such Holder (in substantially the form of EXHIBIT B-3 hereto), a certification substantially in the form of EXHIBIT C hereto, and, if such transfer is in respect of an aggregate principal amount of Notes of less than $100,000, an Opinion of Counsel acceptable to the Company that such transfer is in compliance with the Securities Act; or

                           (E) if such Transfer Restricted Security is being transferred in reliance on any other exemption from the registration requirements of the Securities Act, a certification to that effect from such Holder (in substantially the form of EXHIBIT B-3 hereto) and an Opinion of Counsel from such Holder or the transferee reasonably acceptable to the Company and to the Registrar to the effect that such transfer is in compliance with the Securities Act.

(c) TRANSFER OF A BENEFICIAL INTEREST IN A RULE 144A GLOBAL NOTE OR REGULATION S PERMANENT GLOBAL NOTE FOR A DEFINITIVE NOTE.

(i) Any Person having a beneficial interest in a Rule 144A Global Note or Regulation S Permanent Global Note may upon request, subject to the Applicable Procedures, exchange such beneficial interest for a Definitive Note. Upon receipt by the Trustee of written instructions or such other form of instructions as is customary for the Depositary (or Euroclear or Cedel, if applicable), from the Depositary or its nominee on behalf of any Person having a beneficial interest in a Rule 144A Global Note or Regulation S Permanent Global Note, and, in the case of a Transfer Restricted Security, the following additional information and documents (all of which may be submitted by facsimile):

                           (A) if such beneficial interest is being transferred to the Person designated by the Depositary as being the beneficial owner, a certification to that effect from such Person (in substantially the form of EXHIBIT B-4 hereto);

                           (B) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect from the transferor (in substantially the form of EXHIBIT B-4 hereto);

                           (C) if such beneficial interest is being transferred to an Institutional Accredited Investor, pursuant to a private placement exemption from the registration requirements of the Securities Act (and based on an opinion of counsel if the Company so requests), a certification to that effect from such Holder (in substantially the form of EXHIBIT B-4 hereto) and a certificate from the applicable transferee (in substantially the form of EXHIBIT C hereto); or

                           (D) if such beneficial interest is being transferred in reliance on any other exemption from the registration requirements of the Securities Act, a certification to that effect from the transferor (in substantially the form of EXHIBIT B-4 hereto) and an Opinion of Counsel from the transferee or the transferor reasonably acceptable to the Company and to the Registrar to the effect that such transfer is in compliance with the Securities Act, in which case the Trustee or the Note Custodian, at the direction of the Trustee, shall, in accordance with the standing instructions and procedures existing between the Depositary and the Note Custodian, cause the aggregate principal amount of Rule 144A Global Notes or Regulation S Permanent Global Notes, as applicable, to be reduced accordingly and, following such reduction, the Company shall execute and, the Trustee shall authenticate and deliver to the transferee a Definitive Note in the appropriate principal amount.

(ii) Definitive Notes issued in exchange for a beneficial interest in a Rule 144A Global Note or Regulation S Permanent Global Note, as applicable, pursuant to this Section 2.06(c) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or Indirect Participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Notes are so registered. Following any such issuance of Definitive Notes, the Trustee, as Registrar, shall instruct the Depositary to reduce or cause to be reduced the aggregate principal amount at maturity of the applicable Global Note to reflect the transfer.

          (d) RESTRICTIONS ON TRANSFER AND EXCHANGE OF GLOBAL NOTES. Notwithstanding any other provision of this Indenture (other than the provisions set forth in subsection (f) of this Section 2.06), a Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

          (e) TRANSFER AND EXCHANGE OF A DEFINITIVE NOTE FOR A BENEFICIAL INTEREST IN A GLOBAL NOTE. A Definitive Note may not be transferred or exchanged for a beneficial interest in a Global Note.

          (f) AUTHENTICATION OF DEFINITIVE NOTES IN ABSENCE OF DEPOSITARY. If at any time:

                           (i) the Depositary for the Notes notifies the Company that the Depositary is unwilling or unable to continue as Depositary for the Global Notes and a successor Depositary for the Global Notes is not appointed by the Company within 90 days after delivery of such notice; or

                           (ii) the Company, at its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of Definitive Notes under this Indenture,

then the Company shall execute, and the Trustee shall, upon receipt of an authentication order in accordance with Section 2.02 hereof, authenticate and deliver, Definitive Notes in an aggregate principal amount equal to the principal amount of the Global Notes in exchange for such Global Notes.

          (g) LEGENDS.

(i) Except as permitted by the following paragraph (ii), (iii) and (iv), each Security certificate (and all Securities issued in exchange therefor or substitution thereof) shall bear a legend in substantially the following form:

         "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREUNDER. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREFROM. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1) (a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

(ii) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a Global Note) pursuant to Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act:

             (A)      in the case of any Transfer Restricted
                      Security that is a Definitive Note, the
                      Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Definitive Note that does not bear the legend set forth in (i) above and rescind any restriction on the transfer of such Transfer Restricted Security upon receipt of a certification from the transferring holder substantially in the form of EXHIBIT B-4 hereto; and

              (B) in the case of any Transfer Restricted Security represented by a Global Note, such Transfer Restricted Security shall not be required to bear the legend set forth in (i) above, but shall continue to be subject to the provisions of Section 2.06(a) and (b) hereof; PROVIDED, HOWEVER, that with respect to any request for an exchange of a Transfer Restricted Security that is represented by a Global Note for a Definitive Note that does not bear the legend set forth in (i) above, which request is made in reliance upon Rule 144, the Holder thereof shall certify in writing to the Registrar that such request is being made pursuant to Rule 144 (such certification to be substantially in the form of EXHIBIT B-4 hereto).

(iii) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a Global Note) in reliance on any exemption from the registration requirements of the Securities Act (other than exemptions pursuant to Rule 144A or Rule 144 under the Securities Act) in which the Holder or the transferee provides an Opinion of Counsel to the Company and the Registrar in form and substance reasonably acceptable to the Company and the Registrar (which Opinion of Counsel shall also state that the transfer restrictions contained in the legend are no longer applicable):

              (A) in the case of any Transfer Restricted Security that is a Definitive Note, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Definitive Note that does not bear the legend set forth in (i) above and rescind any restriction on the transfer of such Transfer Restricted Security; and

              (B) in the case of any Transfer Restricted Security represented by a Global Note, such Transfer Restricted Security shall not be required to bear the legend set forth in (i) above, but shall continue to be subject to the provisions of Section 2.06(a) and (b) hereof.

(iv) Notwithstanding the foregoing, upon the consummation of the Exchange Offer in accordance with the Registration Rights Agreement, the Company shall issue and, upon receipt of an authentication order in accordance with
     Section 2.02 hereof, the Trustee shall authenticate (i) one or more Unrestricted Global Notes in aggregate principal amount equal to the principal amount of the Restricted Beneficial Interests tendered for acceptance by Persons that are not (x) broker-dealers, (y) Persons participating in the distribution of the Notes or (z) Persons who are affiliates (as defined in Rule 144) of the Company and accepted for exchange in the Exchange Offer and (ii) Definitive Notes that do not bear the Private Placement Legend in an aggregate principal amount equal to the principal amount of the Restricted Definitive Notes accepted for exchange in the Exchange Offer. Concurrently with the issuance of such Notes, the Trustee shall cause the aggregate principal amount of the applicable Restricted Global Notes to be reduced accordingly and the Company shall execute and the Trustee shall authenticate and deliver to the Persons designated by the Holders of Definitive Notes so accepted Definitive Notes in the appropriate principal amount.

          (h) CANCELLATION AND/OR ADJUSTMENT OF GLOBAL NOTES. At such time as all beneficial interests in Global Notes have been exchanged for Definitive Notes, redeemed, repurchased or cancelled, all Global Notes shall be returned to or retained and cancelled by the Trustee in accordance with Section 2.10 hereof. At any time prior to such cancellation, if any beneficial interest in a Global
Note is exchanged for Definitive Notes, redeemed, repurchased or cancelled, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note, by the Trustee or the Notes Custodian, at the direction of the Trustee, to reflect such reduction.

          (i) GENERAL PROVISIONS RELATING TO TRANSFERS AND EXCHANGES.

                                    (i)     To permit registrations of transfers
                                            and exchanges, the Company shall
                                            execute and the Trustee shall
                                            authenticate Global Notes and
                                            Definitive Notes at the Registrar's
                                            request.

                                    (ii)    No service charge shall be made to a
                                            Holder for any registration of
                                            transfer or exchange, but the
                                            Company may require payment of a sum
                                            sufficient to cover any stamp or
                                            transfer tax or similar governmental
                                            charge payable in connection
                                            therewith.

                                    (iii)   All Global Notes and Definitive
                                            Notes issued upon any registration
                                            of transfer or exchange of Global
                                            Notes or Definitive Notes shall be
                                            the valid obligations of the
                                            Company, evidencing the same debt,
                                            and entitled to the same benefits
                                            under this Indenture, as the Global
                                            Notes or Definitive Notes
                                            surrendered upon such registration
                                            of transfer or exchange.

                                    (iv)    The Registrar shall not be required
                                            to register the transfer of or to
                                            exchange a Security between a record
                                            date and the next succeeding
                                            interest payment date.

                                    (v)     Prior to due presentment for the
                                            registration of a transfer of any
                                            Security, the Trustee, any Agent and
                                            the Company may deem and treat the
                                            Person in whose name any Security is
                                            registered as the absolute owner of
                                            such Security for the purpose of
                                            receiving payment of principal of
                                            and interest on such Securities and
                                            for all other purposes, and neither
                                            the Trustee, any Agent nor the
                                            Company shall be affected by notice
                                            to the contrary.

                                    (vi)    The Trustee shall authenticate
                                            Global Notes and Definitive Notes in
                                            accordance with the provisions of
                                            Section 2.02 hereof.


          SECTION 2.07. REPLACEMENT SECURITIES. If (a) any mutilated Security is surrendered to Mark IV or the Trustee, or (b) Mark IV and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to Mark IV and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to Mark IV or the Trustee that such Security has been acquired by a bona fide purchaser, Mark IV shall execute, and upon its written request, the Trustee shall authenticate and make available for delivery, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, or is about to be purchased by Mark IV pursuant to Section 4.11, Mark IV in its discretion may, instead of issuing a new Security, pay or purchase such Security, as the case may be.

          Upon the issuance of any new Securities under this Section 2.07, Mark IV may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) in connection therewith.

          Every new Security issued pursuant to this Section 2.07 in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of Mark IV, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

          The provisions of this Section 2.07 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen securities.


          SECTION 2.08. OUTSTANDING SECURITIES; DETERMINATIONS OF HOLDERS' ACTION. Securities outstanding at any time are all the Securities authenticated by the Trustee except for those cancelled by it, those delivered to it for cancellation, those referred to in Section 2.07 or purchased by Mark IV pursuant to Section 4.11 and those described in this Section 2.08 as not outstanding. A Security does not cease to be outstanding because Mark IV or an Affiliate thereof holds the Security; PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of Securities have given or concurred in any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by Mark IV, any other obligor upon the Securities or any Affiliate of Mark IV or such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows based upon an examination of the Register to be so owned shall be so disregarded. Subject to the foregoing, only Securities outstanding at the time of such determination shall be considered in any such determination (including determinations pursuant to Articles 7 and 10).

          If a Security is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

          If the Paying Agent (other than Mark IV) holds, in accordance with this Indenture, at maturity, money sufficient to pay the Securities payable on that date, then immediately on the date of maturity such Securities shall cease to be outstanding and interest, if any, on such Securities shall cease to accrue.

          SECTION 2.09. TEMPORARY SECURITIES. Pending the preparation of definitive Securities, Mark IV may execute, and upon written request from Mark IV signed by two Officers of Mark IV, the Trustee shall authenticate and make available for delivery, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the Officers of Mark IV executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

          If temporary Securities are issued, Mark IV will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of Mark IV designated for such purpose pursuant to Section 2.03, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, Mark IV shall execute and the Trustee, upon written request of Mark IV signed by two Officers of Mark IV, shall authenticate and make available for delivery in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.


          SECTION 2.10. CANCELLATION. All Securities surrendered for payment, purchase by Mark IV, redemption by Mark IV pursuant to Article 4, or registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. Mark IV may at any time deliver to the Trustee for cancellation any Securities previously authenticated and made available for delivery hereunder which Mark IV may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. Mark IV may not reissue, or, except as expressly permitted by this Indenture, issue new Securities to replace Securities it has paid or delivered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section 2.10, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be destroyed by the Trustee and a certificate of destruction delivered to Mark IV.

          SECTION 2.11. CUSIP NUMBERS. Mark IV, in issuing the Securities may use "CUSIP" numbers (if then generally in use), and the Trustee shall use CUSIP numbers in notices of redemption or exchange as a convenience to Holders; PROVIDED that any such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption or exchange and that reliance may be placed only on the other identification numbers printed on the Securities and any redemption shall not be affected by any defect in or omission of such numbers.

          SECTION 2.12. DEFAULTED INTEREST. If Mark IV defaults in a payment of interest on the Securities, it shall pay the defaulted interest, plus (to the extent lawful) any interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date, and such special record date, as used in this Section 2.12 with respect to the payment of any defaulted interest, shall mean the 15th day next preceding the date fixed by Mark IV for the payment of defaulted interest, whether or not such day is a Business Day. At least 20 days before the subsequent special record date, Mark IV shall mail to the Trustee a notice that states the subsequent special record date, the payment date and the amount of defaulted interest to be paid. At least 15 days before the subsequent special record date, Mark IV shall mail to each Holder a notice that states the subsequent special record date, the payment date and the amount of defaulted interest to be paid. Mark IV may also pay defaulted interest in any other lawful manner.

                                    ARTICLE 3
                                   REDEMPTION

          SECTION 3.01. NO REDEMPTION. The Securities shall not be redeemable by the Company, in whole or in part, prior to their stated maturity.

                                    ARTICLE 4
                                    COVENANTS

          SECTION 4.01. PAYMENT OF SECURITIES. Mark IV shall pay the principal of and interest (including interest accruing on or after the filing of a petition in bankruptcy or reorganization relating to Mark IV, whether or not a claim for post-filing interest is allowed in such proceeding) on the Securities on (or prior to) the dates and in the manner provided in the Securities or pursuant to this Indenture. An installment of principal and interest shall be considered paid on the applicable date due if on such date the Trustee or the Paying Agent holds, in accordance with this Indenture, money sufficient to pay all of such installment then due. Mark IV shall pay interest on overdue principal and interest on overdue installments of interest (including interest accruing on or after the filing of a petition in bankruptcy or reorganization relating to Mark IV whether or not a claim for post-filing interest is allowed in such proceeding), to the extent lawful, at the rate per annum borne by the Securities, which interest on overdue interest shall accrue from the date such amounts became overdue.

          SECTION 4.02. SEC REPORTS.

          (1) Mark IV shall file with the Trustee and supply to each Holder, without cost, within 15 days after it files the same with the SEC, copies of its annual and quarterly reports, information, documents and other reports, (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which it is required to file with the SEC pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In the event that Mark IV is at any time not subject to the reporting requirements of the Exchange Act, it shall provide to the Trustee and supply to each Holder without cost, within 15 days after it would have been required to file such information with the SEC, financial statements, including any notes thereto and, with respect to annual reports, an auditors' report by an accounting firm of established national reputation and a "Management's Discussion and Analysis of Financial Condition and Results of Operations," both comparable to that which Mark IV would have been required to include in such annual reports, information, documents or other reports if Mark IV had been subject to the requirements of such Sections 13 or 15(d) of the Exchange Act. Mark IV also shall comply with the other provisions of TIA Section 314(a).

          (2) So long as any Securities remain outstanding, Mark IV shall cause its annual report to stockholders and any other financial reports furnished by it to stockholders generally, to be mailed to the Holders at their addresses appearing in the register of Securities maintained by the Registrar in each case at the time of such mailing or furnishing to stockholders. If Mark IV is not required to furnish annual or quarterly reports to its stockholders pursuant to the Exchange Act, Mark IV shall cause its financial statements, including any notes thereto and with respect to annual reports, an auditors' report by an accounting firm of established national reputation and a "Management's Discussion and Analysis of Financial Condition and Results of Operations," to be so filed with the Trustee and mailed to the Holders within 120 days after the end of each of Mark IV's fiscal years and within 60 days after the end of each of the first three quarters of each fiscal year.

          (3) Mark IV shall provide the Trustee with a sufficient number of copies of all reports and other documents and information that Mark IV may be required to deliver to the Holders under this Section 4.02.

          SECTION 4.03. COMPLIANCE CERTIFICATES.

          (1) Mark IV shall deliver to the Trustee within 90 days after the end of each of Mark IV's fiscal years a certificate containing a certification from the principal executive officer, principal financial officer or principal accounting officer of Mark IV as to his or her knowledge of Mark IV's compliance with all conditions and covenants under this Indenture. For purposes of this
Section 4.03(l), such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture. If they do know of such a Default or Event of Default, the certificate shall describe any such Default or Event of Default and its status. Such certificate need not comply with Sections 11.04 and 11.05.

          (2) So long as not contrary to the then current recommendation of the American Institute of Certified Public Accountants, Mark IV shall deliver to the Trustee within 120 days after the end of each fiscal year a written statement by Mark IV's independent certified public accountants stating (A) that their audit examination has included a review of the terms of this Indenture and the Securities as they relate to accounting matters, and (B) whether, in connection with their audit examination, any Default has come to their attention and, if such a Default has come to their attention, specifying the nature and period of the existence thereof; PROVIDED, HOWEVER, that the independent certified public accountants delivering such statement shall not be liable in respect of such statement by reason of any failure to obtain knowledge of any such Default or Event of Default that would not be disclosed in the course of an audit examination conducted in accordance with GAAP.

          (3) Mark IV shall deliver to the Trustee as soon as possible and in any event within 15 days after Mark IV becomes aware of the occurrence of each Default or Event of Default, which is continuing, an Officers' Certificate (which need not comply with Sections 11.04 and 11.05) setting forth the details of such Default or Event of Default, and the action which Mark IV proposes to take with respect thereto.

          SECTION 4.04. FURTHER INSTRUMENTS AND ACTS. Upon request of the Trustee, Mark IV shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

          SECTION 4.05. MAINTENANCE OF OFFICE OR AGENCY. Mark IV shall maintain or cause to be maintained, within the Borough of Manhattan, the City of New York, an office or agency of the Trustee, Registrar and Paying Agent where securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer, exchange or redemption and where notices and demands to or upon Mark IV in respect of the Securities and this Indenture may be served. The office or agency of the Trustee at the address specified in Section 11.02 shall initially be such office or agency for all of the aforesaid purposes. Mark IV shall give prompt written notice to the Trustee of any change of location of such office or agency. If at any time Mark IV shall fail to maintain or cause to be maintained any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 11.02.

          Mark IV may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. Mark IV shall give prompt written notice to the Trustee of any such designation or rescission and of any change in location of any such other office or agency.

          SECTION 4.06. ANTI-LAYERING. The Company shall not incur, create, issue, assume, guarantee or otherwise become liable for any Indebtedness that is subordinate or junior in right of payment to any Senior Indebtedness and senior in any respect in right of payment to the Securities, including having a stated maturity earlier than the Securities.

          SECTION 4.07. PAYMENT OF TAXES AND OTHER CLAIMS. Mark IV shall pay or discharge or cause to be paid or discharged, before any penalty accrues thereon,
(i) all material taxes, assessments and governmental charges levied or imposed upon Mark IV or any Subsidiary thereof upon the income, profits or property of Mark IV or any Subsidiary thereof and (ii) all material lawful claims for labor, materials and supplies which, if unpaid, would by law become a lien upon the property of Mark IV or any Subsidiary thereof; PROVIDED that none of Mark IV or any Subsidiary thereof shall be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claims the amount, applicability or validity of which is being contested in good faith by appropriate proceedings and for which adequate provision has been made or where the failure to effect such payment or discharge is not adverse in any material respect to the Holders.

          SECTION 4.08. CORPORATE EXISTENCE. Subject to Article 5, Mark IV will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate, partnership or other existence of any of its Subsidiaries in accordance with the respective organizational documents of such Subsidiary and the rights (charter and statutory), licenses and franchises of Mark IV and its Subsidiaries; PROVIDED, HOWEVER, that Mark IV shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any of its Subsidiaries, if the board of directors of Mark IV shall determine that the preservation thereof is no longer desirable in the conduct of the business of Mark IV and its Subsidiaries taken as a whole, and that the loss thereof is not adverse in any material respect to the Holders.

          SECTION 4.09. MAINTENANCE OF PROPERTIES AND INSURANCE. Mark IV shall cause all material properties owned by or leased to it or any of its Subsidiaries and used or useful in the conduct of its business or the business of such Subsidiary to be maintained and kept in normal condition, repair and working order and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of Mark IV may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; PROVIDED, HOWEVER, that nothing in this Section 4.09 shall prevent Mark IV or any Subsidiary thereof from discontinuing the maintenance of any such properties, if such discontinuance is desirable in the conduct of its business or the business of such Subsidiary.

          Mark IV shall provide or cause to be provided, for itself and any of its Subsidiaries, insurance (including appropriate self-insurance) against loss or damage of the kinds customarily insured against by corporations similarly situated and owning like properties, including, but not limited to, public liability insurance, with reputable insurers in such amounts with such deductibles and by such methods as shall be customary for corporations similarly situated in the industry.

          SECTION 4.10. STAY, EXTENSION AND USURY LAWS. Mark IV covenants (to the extent it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter enforce, which may affect the covenants or the performance of this Indenture; and Mark IV (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.

          SECTION 4.11. INVESTMENT COMPANY ACT. Mark IV shall not become an investment company subject to registration under the Investment Company Act of 1940, as amended.

          SECTION 4.12. RULE 144A INFORMATION REQUIREMENT. The Company will furnish to the Holders or beneficial holders of the Securities and prospective purchasers of the Securities designated by the holders of Transfer Restricted Securities, upon the request of such Holders or beneficial holders, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act until such time as the Company consummates the Exchange Offer or has registered the Securities for resale under the Securities Act.

          SECTION 4.13. NOTICE OF REGISTRATION DEFAULT. The Company will notify the Trustee of the existence of any event under the Registration Rights Agreement which gives rise to Additional Interest under Section 5 thereof and of the amount of Additional Interest payable as a result of such event. Unless and until the Trustee receives such notice, it may assume that no such event exists and that Additional Interest is not payable by the Company.


                                    ARTICLE 5
                              SUCCESSOR CORPORATION

          SECTION 5.01. MERGER, CONSOLIDATION OR SALE OF SUBSTANTIALLY ALL OF THE ASSETS. Mark IV, without the consent of the Holders of Securities then outstanding, may consolidate or merge with or into, or convey, transfer or lease its properties and assets substantially as an entirety to any Person which is a corporation, partnership or trust organized and validly existing under the laws of any domestic jurisdiction, provided that:

          (1) any successor Person assumes by supplemental indenture the Company's obligations on the Securities and under this Indenture;

          (2) after giving effect to the transaction, no Event of Default, and no event which, after notice or lapse of time, would become an Event of Default, shall have occurred and be continuing under this Indenture; and

          (3) Mark IV shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such transaction or supplemental indenture complies with this Indenture. Such Officers' Certificate and Opinion of Counsel shall further state that all conditions precedent herein provided for relating to such transactions have been complied with.

          SECTION 5.02. SUCCESSOR PERSON SUBSTITUTED. Upon any consolidation or merger or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the assets of Mark IV in accordance with Section 5.01, the successor Person formed by such consolidation or into or with which Mark IV is merged or to which such sale, assignment, transfer, lease, conveyance or other disposition is made, shall succeed to, and be substituted for, and may exercise every right and power of Mark IV under this Indenture with the same effect as if such successor Person had been named as Mark IV herein.


                                    ARTICLE 6
                              DEFAULTS AND REMEDIES

          SECTION 6.01. EVENTS OF DEFAULT. An "Event of Default" occurs if one of the following shall have occurred and be continuing:

          (1) Mark IV defaults in the payment, when due and payable, of (i) interest on any Security and the default continues for a period of 30 days, or
(ii) the principal of any Securities when the same becomes due and payable at maturity;

          (2) Mark IV fails to comply with any of its covenants or agreements in the Securities or this Indenture (other than those referred to in clause (1) above) and such failure continues for 60 days after receipt by Mark IV of a Notice of Default;

          (3) default under indenture or instrument (other than this Indenture or any Security) under which the Company shall have outstanding or shall have guaranteed the payment of at least $25.0 million aggregate principal amount of Indebtedness for money borrowed, which default

                  (a) is caused by failure to pay the principal of, or interest on, such Indebtedness prior to the expiration of the grace period provided in such Indebtedness on the date of such default or

                  (b) results in acceleration of such Indebtedness prior to its express maturity and such acceleration has not been annulled within ten days after written notice as provided herein.

          (4) Mark IV or any of its Subsidiaries pursuant to or within the meaning of any Bankruptcy Law:

                           (A)      commences a voluntary case or proceeding;

                           (B) consents to the entry of an order for relief against it in an involuntary case or proceeding;

                           (C) consents to the appointment of a Custodian of it or for all or substantially all of its property;

                           (D) makes a general assignment for the benefit of its creditors; or

                           (E) admits in writing its inability to pay its debts generally as they become due; or

          (5) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                           (A) is for relief against Mark IV or any of its Subsidiaries in an involuntary case or proceeding;

                           (B) appoints a Custodian of Mark IV or any of its Subsidiaries for all or substantially all of its property;

                           (C) orders the liquidation of Mark IV or any of its Subsidiaries;

                           (D) and in each case the order or decree remains unstayed and in effect for 60 days.

          "Bankruptcy Law" means Title 11, United States Code, or any similar Federal or state law for the relief of debtors. "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator, custodian or similar official under any Bankruptcy Law.

          A Default under clause (2) above is not an Event of Default until the Trustee notifies Mark IV or the Holders of at least 25% in aggregate principal amount of Securities at the time outstanding notify Mark IV and the Trustee, of the Default and Mark IV does not cure such Default within the time specified in clause (2) above after receipt of such notice. Any such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default."

          SECTION 6.02. ACCELERATION. If any Event of Default under clauses (1),
(2) or (3) of Section 6.01 occurs and is continuing, the Trustee may, by notice to Mark IV, or the Holders of at least 25% in aggregate principal amount of the Securities then outstanding may, by notice to Mark IV and the Trustee (each, an "Acceleration Notice"), and the Trustee shall, upon the request of such Holders, declare the principal of and accrued but unpaid interest on all Securities to be due and payable immediately. If any Event of Default under clauses (4) or (5) of
Section 6.01 occurs, all principal and interest on the Securities will IPSO FACTO become and be immediately due and payable. Except as set forth in Section 10.05, the Holders of a majority in aggregate principal amount of the Securities then outstanding by written notice to the Trustee and to Mark IV may rescind an acceleration and its consequences (except an acceleration due to a default in payment of the principal or interest on any of the Securities) if all existing Events of Default have been cured or waived except non-payment of principal or interest that has become due solely because of the acceleration.

          SECTION 6.03. OTHER REMEDIES. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of and interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

          The Trustee may maintain a proceeding even if the Trustee does not possess any of the Securities or does not produce any of the Securities in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of, or acquiescence in, the Event of Default. No remedy is exclusive of any other remedy. Except as set forth in Section 2.07, all remedies are cumulative to the extent permitted by law.

          SECTION 6.04. CONTROL BY MAJORITY. Subject to the duty of the Trustee during default to act with the required standard of care, the Trustee will be under no obligation to exercise any of its rights or powers provided herein at the request or direction of any of the Holders, unless such Holders shall have offered to the Trustee reasonable indemnity. Subject to such provisions for the indemnification of the Trustee, the Holders of a majority in aggregate principal amount of the Securities then outstanding will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities.

          SECTION 6.05. LIMITATION ON SUITS. Except as provided in Section 6.07, a Holder may not pursue any remedy with respect to this Indenture or the Securities unless:

          (1) the Holder gives to the Trustee written notice stating that an Event of Default is continuing;

          (2) the Holders of at least 25% in aggregate principal amount of the Securities at the time outstanding make a written request to the Trustee to pursue the remedy;

          (3) such Holder or Holders offer to the Trustee reasonable security or indemnity against any loss, liability or expense satisfactory to the Trustee;

          (4) the Trustee does not comply with the request within 30 days after receipt of the notice, the request and the offer of security or indemnity; and

          (5) the Holders of a majority in aggregate principal amount of the Securities at the time outstanding do not give the Trustee a direction inconsistent with the request during such 30-day period.

          A Holder may not use this Indenture to prejudice the rights of any other Holder or to obtain a preference or priority over any other Holder.

          SECTION 6.06. RIGHTS OF HOLDERS TO RECEIVE PAYMENT. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of the principal amount or interest, in respect of the Securities held by such Holder, on or after the respective due dates expressed in the Securities or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected adversely without the consent of each such Holder.

          SECTION 6.07. COLLECTION SUIT BY TRUSTEE. If an Event of Default described in Section 6.01(1) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against Mark IV for the whole amount owing with respect to the Securities and the amounts provided for in Section 7.07.

          SECTION 6.08. TRUSTEE MAY FILE PROOFS OF CLAIM. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to Mark IV or the property of Mark IV, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise:

          (1) to file and prove a claim for the whole amount of the principal amount and interest on the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding; and

          (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 7.07.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

          SECTION 6.09. PRIORITIES. If the Trustee collects any money pursuant to this Article 6, it shall pay out the money in the following order:

          FIRST: to the Trustee for amounts due under Section 7.07;

          SECOND: to Holders for amounts due and unpaid on the Securities for the principal and interest, ratably, without preference or priority of any kind, according to such amounts due and payable on the Securities for principal and interest respectively; and

          THIRD: the balance, if any, to Mark IV.

          The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 6.10.

          SECTION 6.10. UNDERTAKING FOR COSTS. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant (other than the Trustee) in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.10 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section
6.06 or a suit by Holders of more than 10% in aggregate principal amount of the Securities at the time outstanding.

          SECTION 6.11. WAIVER OF STAY, EXTENSION OR USURY LAWS. Mark IV covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, that would prohibit or forgive Mark IV from paying all or any portion of the principal or interest on the Securities as contemplated herein or affect the covenants or the performance by Mark IV of its obligations under this Indenture; and Mark IV (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                    ARTICLE 7
                                     TRUSTEE

          SECTION 7.01. DUTIES OF TRUSTEE.

          (1) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (2) Except during the continuance of an Event of Default:

                           (A) the Trustee need perform only those duties that are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                           (B) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

          The Trustee shall not be liable for any interest on any money received by it.

          (3) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                           (A) this paragraph (3) does not limit the effect of paragraph (2) of this Section 7.01;

                           (B) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                           (C) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

          (4) Whether or not expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (1),
(2), (3) and (5) of this Section 7.01.

          (5) The Trustee may refuse to perform any duty or exercise any right or power or extend or risk its own funds or otherwise incur any financial liability unless it receives security or indemnity satisfactory to it against any loss, liability or expense.

          (6) Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money held by it hereunder.

          SECTION 7.02. RIGHTS OF TRUSTEE.

          (1) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

          (2) Before the Trustee acts or refrains from acting, it may require (and in the circumstances described in Section 314(c) of the TIA shall) an Officers' Certificate and an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

          (3) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

          (4) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

          (5) The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

          (6) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security and indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

          SECTION 7.03. INDIVIDUAL RIGHTS OF TRUSTEE. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with Mark IV or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar or co- registrar may do the same with like rights. However, the Trustee must comply with Sections
7.10 and 7.11.

          SECTION 7.04. TRUSTEE'S DISCLAIMER. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for Mark IV's use of the proceeds from the Securities, and it shall not be responsible for any statement in a registration statement for the Securities when filed under the Securities Act of 1933, as amended (the "Securities Act"), (other than statements contained in a Form T-1 when filed with the SEC under the TIA) or in this Indenture or the Securities (other than its certificate of authentication), or the determination as to which beneficial owners are entitled to receive any notices hereunder.

          SECTION 7.05. NOTICE OF DEFAULTS. If a Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Holder as their names and addresses appear on the Register notice of the Default within 90 days after it becomes known to the Trustee unless such Default shall have been cured or waived. Except in the case of a Default described in Section 6.01(l), the Trustee may withhold such notice if and so long as its board of directors, the executive committee of its board of directors or a committee of Trust Officers in good faith determines that the withholding of such notice is in the interests of Holders.

          SECTION 7.06. REPORTS BY TRUSTEE TO HOLDERS. Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, the Trustee shall mail to each Holder a brief report dated as of such reporting date that complies with Section 313(a) of the TIA. The Trustee shall also transmit all reports as required by Section 313(b) of the TIA to such Holders. The Trustee shall transmit such reports in such manner as required by Section 313(c) of the TIA.

          A copy of each report at the time of its mailing to Holders shall be filed with Mark IV, the SEC and each stock exchange on which the Securities are listed. Mark IV shall promptly notify the Trustee whenever the Securities become listed on any stock exchange and of any delisting thereof.

          SECTION 7.07. COMPENSATION AND INDEMNITY. Mark IV agrees:

          (1) To pay to the Trustee from time to time such compensation as shall be agreed in writing between Mark IV and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) To reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses, disbursements and advances of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) To indemnify the Trustee for, and to hold it harmless against, any and all loss, liability or expense incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          The Trustee shall have a claim and lien prior to the Securities as to all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section 7.07, except with respect to funds held in trust for the payment of principal of or interest on particular Securities.

          Mark IV's payment obligations pursuant to this Section 7.07 shall survive the resignation or removal of the Trustee and the discharge of this Indenture. When the Trustee renders services or incurs expenses after the occurrence of a Default specified in Section 6.01(4) or (5), the compensation for services and expenses are intended to constitute expenses of administration under any Bankruptcy Law.

          SECTION 7.08. REPLACEMENT OF TRUSTEE. The Trustee may resign by so notifying Mark IV in writing at least 30 days prior to the date of the proposed resignation; PROVIDED, HOWEVER, no such resignation shall be effective until a successor Trustee has accepted its appointment pursuant to this Section 7.08. The Holders of a majority in aggregate principal amount of the Securities at the time outstanding may remove the Trustee by so notifying the Trustee and Mark IV. Mark IV may remove the Trustee if:

                  (1)      the Trustee fails to comply with Section 7.10;

                  (2) the Trustee is adjudged bankrupt or insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

                  (3) a Custodian or public officer takes charge of the Trustee or its property; or

                  (4)      the Trustee otherwise becomes incapable of acting.

          If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, Mark IV shall promptly appoint, by resolution of its board of directors, a successor Trustee.

          A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to Mark IV. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders. Subject to payment of all amounts owing to the Trustee under Section
7.07 and subject further to its lien under Section 7.07, the retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee.

          If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, Mark IV or the Holders of a majority in aggregate principal amount of the Securities at the time outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          If the Trustee fails to comply with Section 7.10, any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          SECTION 7.09. SUCCESSOR TRUSTEE BY MERGER. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets (including the trust created by the Indenture) to, another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee; PROVIDED that such successor is eligible and qualified under Section 7.10.

          SECTION 7.10. ELIGIBILITY; DISQUALIFICATION. The Trustee shall at all times satisfy requirements of Section 310(a)(1) of the TIA. The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with
Section 310(b) of the TIA. In determining whether the Trustee has conflicting interests as defined in Section 310(b)(1) of the TIA, the provisions contained in the proviso to Section 310(b)(1) of the TIA shall be deemed incorporated herein.

          SECTION 7.11. PREFERENTIAL COLLECTION OF CLAIMS AGAINST MARK IV. The Trustee is subject to Section 311(a) of the TIA, excluding any creditor relationship listed in Section 311(b) of the TIA. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the TIA to the extent indicated therein.

                                    ARTICLE 8
                     SATISFACTION AND DISCHARGE OF INDENTURE

          SECTION 8.01. TERMINATION OF MARK IV'S OBLIGATIONS. Mark IV may terminate all of its obligations under the Securities and this Indenture (except those obligations referred to in the immediately succeeding paragraph) if all Securities previously authenticated and delivered (other than destroyed, lost or stolen Securities which have been replaced or paid or Securities for whose payment money has theretofore been held in trust and thereafter repaid to Mark IV as provided in Section 8.03) have been delivered to the Trustee for cancellation and Mark IV has paid all sums payable by it hereunder, or if Mark IV irrevocably deposits in trust with the Trustee money or U.S. Government obligations maturing as to principal and interest in such amounts and at such times as are sufficient, without consideration of any reinvestment of such interest, to pay the principal of and interest on the Securities then outstanding to maturity and to pay all other sums payable by it hereunder. Mark IV may make an irrevocable deposit pursuant to this Section 8.01 only if at such time it is not prohibited from doing so under the provisions of Article 10 and Mark IV shall have delivered to the Trustee and any such Paying Agent an Officers' Certificate to that effect.

          Mark IV's obligations in paragraph 10 of the Securities and in Sections 2.03, 2.04, 2.05, 2.06, 2.07, 4.01, 7.07, 7.08 and 8.04 shall survive until the Securities are no longer outstanding. Thereafter, Mark IV's obligations in such paragraph 10 and in Section 7.07 shall survive.

          After such irrevocable deposit, the Trustee upon request shall acknowledge in writing the discharge of Mark IV's obligations under the Securities and this Indenture, except for those surviving obligations specified above.

          "U.S. Government Obligations" means direct noncallable obligations of, or non-callable obligations guaranteed by, the United States of America for the payment of which guarantee or obligation the full faith and credit of the United States is pledged.

          SECTION 8.02. APPLICATION OF TRUST MONEY. The Trustee or Paying Agent shall hold in trust, for the benefit of the Holders, money or U.S. Government Obligations deposited with it pursuant to Section 8.01, and shall apply the deposited money and the money from U.S. Government Obligations in accordance with this Indenture to the payment of the principal of and interest on the Securities. Money and U.S. Government Obligations so held in trust shall not be subject to the subordination provisions of Article 10.

          SECTION 8.03. REPAYMENT TO MARK IV. Subject to Section 8.01, the Trustee and the Paying Agent shall promptly pay to Mark IV upon request any excess money or U.S. Government Obligations held by them at any time.

          The Trustee and the Paying Agent shall pay to Mark IV upon request any money held by them for the payment of principal or interest that remains unclaimed for two years after a right to such money has matured; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such payment, may at the expense of Mark IV cause to be published once in a newspaper of general circulation in the City of New York or mail to each Holder entitled to such money notice that such money remains unclaimed and that after a date specified therein, which shall be at least 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to Mark IV. After payment to Mark IV, Holders entitled to money must look to Mark IV for payment as general creditors unless otherwise prohibited by law.

          SECTION 8.04. REINSTATEMENT. If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section
8.01 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, Mark IV's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.01 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 8.01; PROVIDED, HOWEVER, that if Mark IV has made any payment of the principal of or interest on any Securities because of the reinstatement of its obligations, Mark IV shall be subrogated to the rights of the Holders of such Securities to receive any such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

                                    ARTICLE 9
                                   AMENDMENTS

          SECTION 9.01. WITHOUT CONSENT OF HOLDERS. From time to time, when authorized by a resolution of its board of directors, Mark IV and the Trustee, without notice to or the consent of the Holders of the Securities issued hereunder, may amend or supplement this Indenture or the Securities as follows:

          (1) to cure any ambiguity, defect or inconsistency;

          (2) to comply with Section 5.01;

          (3) to provide for uncertificated Securities in addition to or in place of certificated Securities so long as such uncertificated Securities are in registered form for purposes of the Internal Revenue Code of 1986, as amended;

          (4) to make any other change that does not adversely affect the rights of any Holder; or

          (5) to comply with any requirement of the SEC in connection with the qualification of the Trustee under the TIA.

          SECTION 9.02. WITH CONSENT OF HOLDERS. With the written consent of the Holders of at least a majority in aggregate principal amount of the Securities at the time outstanding, Mark IV and the Trustee may amend this Indenture or the Securities or may waive compliance in a particular instance by Mark IV with any provisions of this Indenture or the Securities and may waive any past default under this Indenture other than a default in the payment of principal of, or interest on, any Security or in respect of a covenant or provision which cannot be modified or amended without the consent of the Holder of each Security under this Section 9.02. However, without the consent of each Holder affected thereby, a waiver or an amendment to this Indenture or the Securities may not:

          (1) change the fixed maturity of the principal of, or any installment of principal of or interest on any Security;

          (2) reduce the principal amount of, or interest on, any Security;

          (3) change the place of payment where or coin or currency in which the principal of, or interest on, any Securities is payable;

          (4) impair the right to institute suit for the enforcement of any payment on or with respect to any Security;

          (5) make any change in Article 10 that adversely affects the rights of any Holders of the Securities or any change to any other section of the Indenture that adversely affects the rights of any Holder of the Securities under Article 10; or

          (6) reduce the percentage in principal amount of outstanding
Securities.

          It shall not be necessary for the consent of the Holders under this
Section 9.02 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

          In the event that certain Holders are willing to defer or waive certain obligations of Mark IV hereunder with respect to Securities held by them, such deferral or waiver shall not be deemed to affect any other Holder who receives the subject payment or performance in a timely manner.

          After an amendment or waiver under this Section 9.02 becomes effective, Mark IV shall mail to each Holder a notice briefly describing the amendment or waiver. Any failure of Mark IV to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment or waiver.

          SECTION 9.03. COMPLIANCE WITH TRUST INDENTURE ACT. Every amendment to this Indenture or the Securities at a time when this Indenture shall be qualified under the TIA shall be set forth in a supplement that complies with the TIA as then in effect.

          SECTION 9.04. REVOCATION AND EFFECT OF CONSENTS, WAIVERS AND ACTIONS. Until an amendment, waiver or other action by Holders becomes effective, a consent to it or any other action by a Holder of a Security hereunder is a continuing consent by the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same obligation as the consenting Holder's Security, even if notation of the consent, waiver or action is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent, waiver or action as to such Holder's Security or portion of the Security if the Trustee receives the notice of revocation before the consent of the requisite aggregate principal amount of the Securities then outstanding has been obtained and not revoked. After an amendment, waiver or action becomes effective, it shall bind every Holder, except as provided in Section 9.02.

          Mark IV may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment or waiver. If a record date is fixed, then, notwithstanding the first two sentences of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

          SECTION 9.05. NOTATION ON OR EXCHANGE OF SECURITIES. Securities authenticated and made available for delivery after the execution of any supplemental indenture pursuant to this Article 9 may, and shall, if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If Mark IV shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the board of directors of the Company, to any such supplemental indenture may be prepared and executed by Mark IV and authenticated and made available for delivery by the Trustee in exchange for outstanding Securities.

          SECTION 9.06. TRUSTEE TO SIGN SUPPLEMENTAL INDENTURES. The Trustee shall sign any supplemental indenture authorized pursuant to this Article 9 if the supplemental indenture does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not sign it. In signing such amendment the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Officers' Certificate and Opinion of Counsel stating that such supplemental indenture is authorized or permitted by this Indenture.

          SECTION 9.07. EFFECT OF SUPPLEMENTAL INDENTURES. Upon the execution of any supplemental indenture under this Article 9, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and made available for delivery hereunder shall be bound thereby.

                                   ARTICLE 10
                                  SUBORDINATION

          SECTION 10.01. AGREEMENT TO SUBORDINATE. Mark IV agrees, and each Holder by accepting a Security agrees, that the indebtedness evidenced by the Securities (including principal and interest) is subordinated in right of payment, to the extent and in the manner provided in this Article 10 to the prior payment in full of all Senior Indebtedness, and that the subordination is for the benefit of the holders of the Senior Indebtedness. The Securities shall not be superior in right of payment to the payment of Indebtedness evidenced by the Company's 8 3/4% Notes or the Company's 7 3/4% Notes, but shall rank PARI PASSU in all respect with such notes.

          SECTION 10.02. LIQUIDATION; DISSOLUTION; BANKRUPTCY. Upon any (i) bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to Mark IV or its property, (ii) assignment for the benefit of creditors or any marshalling of the assets and liabilities of Mark IV or (iii) distribution to creditors of Mark IV in a liquidation or dissolution of Mark IV:

                  (1) holders of Senior Indebtedness shall be entitled to receive payment in full in cash or, at the option of the holders of the Senior Indebtedness, cash equivalents of Senior Indebtedness (including interest after the commencement of any such proceeding at the rate specified in the applicable Senior Indebtedness whether or not a claim therefor is allowed) to the date of payment on the Senior Indebtedness before Holders shall be entitled to receive any payment of principal or interest on the Securities; and

                  (2) until the Senior Indebtedness (as provided in subsection
         (1) above) is paid in full in cash or, at the option of the holders of the Senior Indebtedness, cash equivalents, any distribution to which Holders would be entitled but for this Article 10 shall be made to holders of Senior Indebtedness, as their interests may appear, except that Holders may receive securities that are subordinated to Senior Indebtedness (and to any securities issued in exchange for Senior Indebtedness) to at least the same extent as the Securities to Senior Indebtedness.

          For purposes of this Article 10, a distribution may consist of cash, securities or other property, by setoff or otherwise.

          The consolidation of Mark IV with, or the merger of Mark IV into, another corporation or the liquidation or dissolution of Mark IV following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article 5 shall not be deemed a dissolution, winding up, liquidation or reorganization for the purposes of this Section 10.02 if the corporation formed by such consolidation or into which Mark IV is merged or the Person which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer comply with the conditions set forth in Article 5.

          SECTION 10.03. DEFAULT ON SENIOR INDEBTEDNESS. Upon the final maturity of any Senior Indebtedness by lapse of time, acceleration or otherwise, all such Senior Indebtedness shall first be paid in full in cash, or such payment duly provided for in cash or in a manner satisfactory to the holders of such Senior Indebtedness, before any payment is made by Mark IV or any Person acting on behalf of Mark IV on account of the principal or interest of the Securities.

          Until all Senior Indebtedness has been paid in full, in cash or cash equivalents, Mark IV may not, directly or indirectly, make any payment of principal or interest on the Securities and may not acquire any Securities for cash or property or make any other distribution with respect to the Securities if:

                  (i) a default in the payment of the principal or interest or the payment of other amounts due under or in connection with any Senior Indebtedness occurs and is continuing (a "Payment Default") unless and until such default has been cured or waived; or

                  (ii) a default, other than a Payment Default, on any Senior Indebtedness occurs and is continuing that then permits the holders (or the agent) of such Senior Indebtedness to accelerate its maturity (a "Non-Payment Default"), and such default is either the subject of judicial proceedings or the Trustee and such Paying Agent receive a notice of the default from a person who may give it pursuant to Section
         10.11 at least two Business Days prior to the relevant payment date; PROVIDED, HOWEVER, that only one such notice relating to the same event of default or any other default existing at the time of such notice under the Senior Indebtedness may be given during any 365 consecutive day period.

          Mark IV shall resume payments on the Securities and may acquire them upon the earlier of when (a) the default is cured or waived or (b) in the case of a default referred to in Section 10.03(ii) above, the 179th day after the receipt of notice by the Trustee or the Paying Agent (with respect to a Non-Payment Default, such period of time shall be hereinafter referred to as a "Payment Blockage Period").

          In addition, no default which existed or was continuing on the date of the commencement of any Payment Blockage Period with respect to the Senior Indebtedness and which was known to the holders (or agent) of such Senior Indebtedness on such date of commencement shall be made the basis for the commencement of a second Payment Blockage Period by the holders (or the agent) of such Senior Indebtedness whether or not within a period of 365 consecutive days unless and until all scheduled payments of principal or interest then due and payable have been made on the Securities.

          SECTION 10.04. NO SUSPENSION OF REMEDIES. Nothing contained in this
Article 10 shall limit the right of the Trustee or the Holders to take any action to accelerate the maturity of the Securities pursuant to Section 6.02 or to pursue any other rights or remedies hereunder or under applicable law; PROVIDED, HOWEVER, that all Senior Indebtedness of Mark IV then due and payable, or which thereafter is declared to be, or shall otherwise become, due and payable, pursuant to its terms (whether by acceleration or otherwise) shall first be paid in full in cash or, at the option of the holders of Senior Indebtedness, cash equivalents before the Holders or the Trustee are entitled to receive any payment from Mark IV of principal or interest on the Securities. Notwithstanding the foregoing, any acceleration of the maturity of the Securities due to the default by Mark IV to make a payment required by Section 6.01(l) resulting from the operation of Section 10.03 shall be automatically rescinded to the extent permitted by applicable law and all Events of Default which permitted the acceleration of the Securities or under applicable law shall be deemed to be automatically and permanently cured to the extent permitted by applicable law if (i) all defaults on Senior Indebtedness are permanently cured or waived and (ii) the payment or payments the omission of which gave rise to the Event of Default is or are made, within 179 days after the date on which the Trustee or the Paying Agent received notice of the default or defaults on the Senior Indebtedness; and PROVIDED, FURTHER, that at the time of such automatic rescission no other Event of Default or Defaults shall have occurred and be continuing. Such automatic rescission shall be effective as of the date both conditions specified in clauses (i) and (ii) above are satisfied.

          SECTION 10.05. WHEN DISTRIBUTION MUST BE PAID OVER. In the event that Mark IV shall make any payment to the Trustee on account of the principal or interest on the Securities at a time when such payment is prohibited by Section
10.02 or 10.03, such payment shall be held by the Trustee, in trust for the benefit of, and shall be paid forthwith over and delivered, upon written request, to, the holders of Senior Indebtedness (pro rata as to each of such holders on the basis of the respective amounts of Senior Indebtedness held by them) or their representative, as their respective interests may appear, for application to the payment of all Senior Indebtedness in full in accordance with their terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

          If a distribution is made to Holders that because of this Article 10 should not have been made to them, the Holders who receive the distribution shall hold it in trust for holders of Senior Indebtedness (pro rata as to each of such holders on the basis of the respective amounts of Senior Indebtedness held by them) or their representative, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with their terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

          SECTION 10.06. NOTICE BY MARK IV. Mark VI shall promptly notify the Trustee and the Paying Agent of any facts known to Mark IV that would cause a payment of principal of or interest on the Securities to violate this Article 10, but failure to give such notice shall not affect the subordination of the Securities to the Senior Indebtedness provided in this Article 10. Nothing in this Article 10 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 7.07.

          SECTION 10.07. SUBROGATION. After all Senior Indebtedness is paid in full in cash or, at the option of the holders of Senior Indebtedness, cash equivalents and until the Securities are paid in full, Holders shall be subrogated to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to Holders have been applied to the payment of Senior Indebtedness.

          If any payment or distribution to which the Holders would otherwise have been entitled but for the provisions of this Article 10 shall have been applied pursuant to the provisions of this Article 10 to the payment of all amounts payable in respect of the Senior Indebtedness of Mark IV, then and in such case, the Holders shall be entitled to receive from the holders of such Senior Indebtedness at the time outstanding any payments or distributions received by such holders of Senior Indebtedness in excess of the amount sufficient to pay all amounts payable in respect of the Senior Indebtedness of Mark IV in full in cash or, at the option of the holders of Senior Indebtedness, cash equivalents.


          SECTION 10.08. RELATIVE RIGHTS. This Article 10 defines the relative rights of Holders and holders of Senior Indebtedness. Nothing in this Indenture shall:

                  (1) impair, as between Mark IV and Holders, the obligation of Mark IV, which is absolute and unconditional, to pay principal of and interest on the Securities in accordance with their terms;

                  (2) affect the relative rights of Holders and creditors of Mark IV other than holders of Senior Indebtedness; or

                  (3) prevent the Trustee or any Holder from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders of Senior Indebtedness under this Article 10.

          If Mark IV fails because of this Article 10 to pay principal of or interest on a Security on the due date, the failure is still a Default or Event of Default.

          The provisions of this Article 10 shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any Senior Indebtedness is rescinded or must otherwise be returned by any holder of Senior Indebtedness upon the insolvency, bankruptcy or reorganization of Mark IV or otherwise, all as though such payment had not been made.

          SECTION 10.09. NO WAIVER OF SUBORDINATION PROVISIONS. No right of any holder of Senior Indebtedness to enforce the subordination of the Indebtedness evidenced by the Securities shall be impaired by any act or failure to act by Mark IV or by its failure to comply with this Indenture.

          The holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities and without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article 10 or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing senior Indebtedness; (3) release any person liable in any manner for the collection or payment of Senior Indebtedness; and (4) exercise or refrain from exercising any rights against Mark IV or any other Person.

          SECTION 10.10. DISTRIBUTION OR NOTICE TO REPRESENTATIVE. Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to their representative.

          Upon any payment or distribution of assets of Mark IV referred to in this Article 10, the Trustee and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such representative or of the liquidating trustee or agent or other person making any distribution to the Trustee or to the Holders for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other Indebtedness of Mark IV, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 10. In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any Person, as a holder of Senior Indebtedness, to participate in any payment or distribution pursuant to this
Section 10.10, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Senior Indebtedness held by such Person, as to the extent to which such Person is entitled to participation in such payment or distribution, and as to other facts pertinent to the rights of such Person under this Section 10.10, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

          SECTION 10.11. RIGHTS OF TRUSTEE AND PAYING AGENT. The Trustee or Paying Agent shall not at any time be charged with the knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee unless and until an Officer in the Corporate Trust Administration Department of the Trustee and each Paying Agent shall have received written notice thereof from a holder (or the agent) of Senior Indebtedness who shall have been certified by Mark IV or otherwise established to the satisfaction of the Trustee to be such holder or agent; and, prior to the receipt of any such written notice, the Trustee and each Paying Agent shall be entitled to assume conclusively that no such facts exist. Unless at least three Business Days prior to the date on which by the terms of this Indenture any monies are to be deposited by Mark IV with the Trustee or any Paying Agent (whether or not in trust) for any purpose (including, without limitation, the payment of the principal of or interest on any Security) the Trustee and each Paying Agent shall have received with respect to such monies the notice provided for in the foregoing sentence, the Trustee and each Paying Agent shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such date. The foregoing shall not apply to the Paying Agent if Mark IV is Paying Agent.

          The Trustee in its individual or any other capacity may hold Senior Indebtedness with the same rights it would have if it were not Trustee.


          SECTION 10.12. AUTHORIZATION TO EFFECT SUBORDINATION; NO FIDUCIARY DUTY TO HOLDERS OF SENIOR INDEBTEDNESS. Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article 10, and appoints the Trustee as attorney-in-fact for any and all purposes. Notwithstanding anything to the contrary in this Article 10, the Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall have no duties to such holders, except as expressly set forth in this Article 10 and no implied covenants or obligation shall be read into this Indenture against the Trustee. The Trustee shall not be liable to holders of Senior Indebtedness if it shall mistakenly pay over or distribute to or on behalf of Holders of Securities or Mark IV monies or assets to which any holders of Senior Indebtedness shall be entitled by virtue of this
Article 10.

          SECTION 10.13. MISCELLANEOUS.

          (a) All rights and interests under this Article 10 of the holders of Senior Indebtedness, and all agreements and obligations of the Holders, the Trustee and Mark IV under this Article 10, shall remain in full force and effect irrespective of:

          (i) any lack of validity or enforceability of the Credit Agreement, the notes or security instruments issued pursuant thereto or any other agreement or instrument relating thereto;

          (ii) any exchange, release or non-perfection of any lien securing Senior Indebtedness, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Senior Indebtedness; or

          (iii) any other circumstance that might otherwise constitute a defense available to, or a discharge of Mark IV in respect of Senior Indebtedness.

          (b) The provisions of this Article 10 constitute a continuing agreement and shall (i) remain in full force and effect until the Senior Indebtedness shall have been paid in full, (ii) be binding upon the Holders and the Trustee, Mark IV and their successors and assigns, and (iii) inure to the benefit of and be enforceable by each other holder of Senior Indebtedness and its successors, transferees and assigns.


                                   ARTICLE 11
                                  MISCELLANEOUS

          SECTION 11.01. TRUST INDENTURE ACT CONTROLS. If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by operation of subsection (c) of Section 318 of the TIA, the duties imposed by the TIA shall control. The provisions of Sections 310 to 317, inclusive, of the TIA that impose duties on any Person (including provisions automatically deemed included in an indenture unless the indenture provides that such provisions are excluded) are a part of and govern this Indenture, except as, and to the extent, expressly excluded from this Indenture, as permitted by the TIA.

          SECTION 11.02. NOTICES. Any notice or communication shall be in writing and delivered in person or mailed by first-class mail, postage prepaid, or overnight air courier guaranteeing next day delivery, addressed as follows:

                  if to Mark IV:

                  Mark IV Industries, Inc.
                  501 John James Audubon Parkway
                  P.O. Box 810
                  Amherst, New York 14226-0810

                  Attention: President


                  if to the Trustee:

                  Marine Midland Bank
                  140 Broadway
                  New York, New York 10005

                  Attention: Corporate Trust Operations

          The address of the office or agency of the Trustee in the Borough of Manhattan, the City of New York at which Securities may be presented for payment or for registration of transfer, exchange or for redemption is:

                  Marine Midland Bank
                  140 Broadway
                  New York, New York 10005

                  Attention: Corporate Trust Administration
                             (Mark IV Industries, Inc.)

          Mark IV or the Trustee, by notice to the other, may designate additional or different addresses for subsequent notices or communications or presentation of securities.

          Any notice or communication given to a Holder shall be mailed to the Holder at the Holder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

          Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not received by the addressee, except that no notice or communication to the Trustee shall be deemed given unless actually received by the Trustee.

          If Mark IV mails a notice or communication to the Holders, it shall mail a copy to the Trustee and each Registrar, Paying Agent or co-registrar.

          SECTION 11.03. COMMUNICATION BY HOLDERS WITH OTHER HOLDERS. Holders may communicate pursuant Section 312(b) of the TIA with other Holders with respect to their rights under this Indenture or the Securities. Mark IV, the Trustee, the Registrar, the Paying Agent and anyone else shall have the protection of Section 312(c) of the TIA.

          SECTION 11.04. CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT. Upon any request or application by Mark IV to the Trustee to take any action under this Indenture, Mark IV shall furnish to the Trustee:

          (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

          (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

          SECTION 11.05. STATEMENTS REQUIRED IN CERTIFICATE OR OPINION. Each Officers' Certificate and Opinion of Counsel with respect to compliance with a covenant or condition provided for in this Indenture shall include:

          (1) a statement that each Person making such Officers' Certificate or Opinion of Counsel has read such covenant or condition;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such Officers' Certificate or Opinion of Counsel are based;

          (3) a statement that, in the opinion of each such Person, he has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement that, in the opinion of such Person, such covenant or condition has been complied with; PROVIDED, HOWEVER, that with respect to matters of fact, an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

          SECTION 11.06. SEVERABILITY CLAUSE. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 11.07. RULES BY TRUSTEE, PAYING AGENT AND REGISTRAR. The Trustee may make reasonable rules for action by or a meeting of Holders. The Registrar and Paying Agent may make reasonable rules for their functions.

          SECTION 11.08. LEGAL HOLIDAYS. A "Legal Holiday" is any day other than a Business Day. If any specified date (including a date for giving notice) is a Legal Holiday, the action shall be taken on the next succeeding day that is not a Legal Holiday, and, if the action to be taken on such date is a payment in respect of the Securities, no principal or interest installment shall accrue for the intervening period.

          SECTION 11.09. GOVERNING LAW. THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

          SECTION 11.10. NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder, as such, of Mark IV shall not have any liability for any obligations of Mark IV under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

          SECTION 11.11. SUCCESSORS. All agreements of Mark IV in this Indenture and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successor.

          SECTION 11.12. MULTIPLE ORIGINALS. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

                           [SIGNATURE PAGE TO FOLLOW]

                                   SIGNATURES

          IN WITNESS WHEREOF, the undersigned, being duly authorized, have executed this Indenture on behalf of the respective parties hereto as of the date first above written.

                            MARK IV INDUSTRIES, INC.

                            BY:
                               Name:
                               Title:


                           MARINE MIDLAND BANK

                           BY:
                              Name:
                              Title:

                                   EXHIBIT A-1
                   [FORM OF FACE OF SENIOR SUBORDINATED NOTE]

                            MARK IV INDUSTRIES, INC.
                    7 1/2% Senior Subordinated Note due 2007
                                                 CUSIP No. 570387AL4 [144A]
                                                           570387AM2 [IAI]
No.                                   $

                  Mark IV Industries, Inc., a Delaware corporation ("Mark IV," which term includes any successor corporation under the Indenture hereinafter referred to), promises to pay to----------------- or registered assigns, the principal amount of----------------- Dollars on September 1, 2007.

          Interest Payment Dates: March 1 and September 1, commencing March 1, 1998.

          Record Dates: February 15 and August 15.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof which further provisions shall for all purposes have the same effect as if set forth at this place.

          IN WITNESS WHEREOF, Mark IV has caused this Security to be signed manually or by facsimile by its duly authorized officers and a facsimile of its corporate seal to be affixed hereto or imprinted hereon and attested by its Secretary or one of its Assistant Secretaries.

                            MARK IV INDUSTRIES, INC.
Attested by:                By:
                               Name:
                               Title:
[SEAL]

Dated:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Securities referred
to in the within-mentioned Indenture.

MARINE MIDLAND BANK

By:
   Authorized Officer

               [FORM OF REVERSE SIDE OF SENIOR SUBORDINATED NOTE]

                    7 1/2% Senior Subordinated Note due 2007

          [Unless and until it is exchanged in whole or in part for Securities in definitive form, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as may be requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as may be requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]1

         "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1) (a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."2

          Capitalized terms used herein have the meaning assigned to them in the Indenture unless otherwise indicated.

1.       INTEREST
--------
3. This paragraph should be included only if the Security is issued in global form.

4   This paragraph should be removed upon the exchange of Series A Senior
Subordinated Notes for Series B Senior Subordinated Notes in the Exchange Offer or upon the registration of the Senior Subordinated Notes pursuant to the terms of the Registration Rights Agreement.

          Mark IV Industries, Inc., a Delaware corporation ("Mark IV"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. Interest will be payable semi-annually on each interest payment date referred to on the face hereof, commencing March 1, 1998. Interest on the Securities will accrue from the most recent date to which interest has been paid, or if no interest has been paid, from date of the Indenture; PROVIDED that, if there is no existing Event of Default in the payment of interest and if this Security is authenticated between a record date referred to on the face hereof and the next succeeding interest payment date, interest shall accrue from such interest payment date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

          Mark IV shall pay interest on overdue principal and interest on overdue installments of interest, to the extent lawful, at the rate per annum borne by the Securities.

2.   METHOD OF PAYMENT

          Mark IV will pay interest on the Securities (except defaulted interest) to the persons who are registered Holders at the close of business on the record dates referred to on the face hereof immediately preceding the respective interest payment dates even if the Security is cancelled on registration of transfer or registration of exchange. Holders must surrender Securities to a Paying Agent to collect principal payments. Mark IV will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, Mark IV may pay principal and interest by its check payable in such money. It may mail an interest payment to a Holder's registered address.

3.   PAYING AGENT AND REGISTRAR

          Initially, the Trustee will act as Paying Agent and Registrar. Mark IV may appoint and change any Paying Agent or Registrar without notice, other than notice to the Trustee. Mark IV or any subsidiary or an Affiliate of either of them may act as Paying Agent, Registrar or co-registrar.

4.   INDENTURE

          Mark IV issued the Securities under an Indenture, dated as of August 11, 1997 (the "Indenture"), between Mark IV and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended and as in effect on the date of the Indenture (the "TIA"), and as provided in the Indenture. The Securities are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of those terms.

          The Securities are general obligations of Mark IV limited to $250,000,000 aggregate principal amount.

5.   REDEMPTION

          The Securities are not redeemable, in whole or in part, prior to maturity.

6.  SUBORDINATION

          The Securities are subordinated to Senior Indebtedness. To the extent provided in the Indenture, Senior Indebtedness must be paid before the Securities may be paid. Mark IV agrees, and each Holder by accepting a Security agrees, to such subordination and authorizes the Trustee to give it effect.

7.  DENOMINATIONS; TRANSFER; EXCHANGE

          The Securities are in registered form, without coupons, in denominations of $1,000 of principal amount and integral multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities for a period of 15 days before a selection of Securities to be redeemed.

8.  PERSONS DEEMED OWNERS

          The registered Holder of this Security may be treated as the owner of this Security for all purposes.

9.  AMENDMENT; WAIVER

          Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities at the time outstanding and (ii) certain defaults or noncompliance with certain provisions may be waived with the written consent of the Holders of a majority in aggregate principal amount of the Securities at the time outstanding. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, Mark IV and the Trustee may amend the Indenture or the Securities to cure any ambiguity, defect or inconsistency, or to comply with Article 5 of the Indenture, or to provide for uncertificated Securities in addition to certificated Securities, or to comply with any requirements of the Securities and Exchange Commission in connection with the qualification of the Trustee under the TIA, or to make any change that does not adversely affect the rights of any Holder.

11. DEFAULTS AND REMEDIES

          Under the Indenture, Events of Default include: (1) failure to pay any interest on any Security when due and payable, continued for 30 days; (2) failure to pay principal of any Security at its maturity; (3) failure to perform any other covenant of the Company in the Indenture, continued for 60 days after written notice as provided in the Indenture; (4) default under any indenture or instrument (other than the Indenture or any Security) under which the Company shall have outstanding or shall have guaranteed the payment of at least $25.0 million aggregate principal amount of Indebtedness for money borrowed which default (a) is caused by failure to pay the principal of, or interest on, such Indebtedness prior to the expiration of the grace period provided in such indebtedness on the date of such default or (b) results in acceleration of such indebtedness prior to its express maturity and such acceleration has not been annulled within ten days after written notice as provided in the Indenture; and
(5) certain events in bankruptcy, insolvency or reorganization involving the Company. If an Event of Default occurs and is continuing, the Trustee, or the Holders of at least 25% in aggregate principal amount of the Securities at the time outstanding, may declare all the Securities to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Securities becoming due and payable immediately upon the occurrence of such Events of Default.

          Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Securities at the time outstanding may direct the Trustee in its exercise of any trust or power.

12. TRUSTEE DEALINGS WITH MARK IV

          Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by Mark IV or its Affiliates and may otherwise deal with Mark IV or its Affiliates with the same rights it would have if it were not Trustee.

13. NO RECOURSE AGAINST OTHERS

          A director, officer, employee or stockholder, as such, of Mark IV shall not have any liability for any obligations of Mark IV under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

14. AUTHENTICATION

          This Security shall not be valid until an authorized officer of the Trustee manually signs the Trustee's Certificate of Authentication on the other side of this Security.

15. ABBREVIATIONS

          Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TENANT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

16. UNCLAIMED MONEY

          If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to Mark IV at its request. After that, Holders entitled to money must look to Mark IV for payment.

17. DISCHARGE PRIOR TO MATURITY

          If Mark IV deposits with the Trustee or Paying Agent money or U.S. Government Obligations sufficient to pay the principal of and interest on the Securities to maturity, Mark IV will be discharged from the Indenture except for certain Sections thereof.

18. GOVERNING LAW

          THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                 ASSIGNMENT FORM

          To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to:

__________________________________________________________________________
             (insert assignee's social security or tax I.D. number)

__________________________________________________________________________
__________________________________________________________________________
__________________________________________________________________________
__________________________________________________________________________
              (print or type assignee's name, address and zip code)

and irrevocably appoint _______________________ agent to transfer this Security on the books of Mark IV. The agent may substitute another to act for him.

Dated:                                      Signature:
                                                        (Sign exactly as your
                                                         name appears on the
                                                         other side of this
                                                         Security)


Signature
Guarantee*:


* Signature must be guaranteed by an eligible guarantor institution within the meaning of Securities and Exchange Commission Rule 17Ad-15 (including banks, stock brokers, savings and loan associations, national securities exchanges, registered securities associations, clearing agencies and credit unions) with membership or participation in an approved signature guarantee medallion program if this Security is to be delivered other than to and in the name of the registered holder.

                     SCHEDULE OF EXCHANGES FOR OTHER NOTES3

          The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:


                                               Amount of              Principal Amount of this        Signature of
                     Amount of decrease in     increase in            Global Note                     authorized officer of
                     Principal Amount of       Principal Amount of    following such decrease         Trustee or Note
Date of Exchange     This Global Note          This Global Note       (or Increase)                   Custodian
                  ------------------------  -----------------------  --------------------------     ----------------


--------
3 This should be included only if the Senior Subordinated Note is issued in global form.

                                   EXHIBIT A-2
              [FORM OF FACE OF REGULATION S TEMPORARY GLOBAL NOTE]
                            MARK IV INDUSTRIES, INC.
                    7 1/2% Senior Subordinated Note due 2007
                                                CUSIP No. U57045AA1 [REG S]
No.                             $

          Mark IV Industries, Inc., a Delaware corporation ("Mark IV," which term includes any successor corporation under the Indenture hereinafter referred
to), promises to pay to or registered assigns, the principal amount of Dollars on September 1, 2007.

          Interest Payment Dates: March 1 and September 1, commencing March 1, 1998.

          Record Dates: February 15 and August 15.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof which further provisions shall for all purposes have the same effect as if set forth at this place.

          IN WITNESS WHEREOF, Mark IV has caused this Security to be signed manually or by facsimile by its duly authorized officers and a facsimile of its corporate seal to be affixed hereto or imprinted hereon and attested by its Secretary or one of its Assistant Secretaries.

                            MARK IV INDUSTRIES, INC.


Attested by:                By:
         Name:                 Name:
         Title                 Title:


[SEAL]

Dated:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Securities referred
to in the within-mentioned Indenture.

MARINE MIDLAND BANK

By:
   Authorized Officer

          [FORM OF REVERSE SIDE OF REGULATION S TEMPORARY GLOBAL NOTE]

                    7 1/2% Senior Subordinated Note due 2007

          Unless and until it is exchanged in whole or in part for Securities in definitive form, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as may be requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as may be requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         ["THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1) (a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

         THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR DEFINITIVE SENIOR SUBORDINATED NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).

         NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON PRIOR TO THE EXCHANGE OF THIS SENIOR SUBORDINATED NOTE FOR A REGULATION S TEMPORARY GLOBAL NOTE AS CONTEMPLATED BY THE INDENTURE.

          Until this Regulation S Temporary Global Note is exchanged for Regulation S Permanent Global Notes, the Holder hereof shall not be entitled to receive payments of interest or Liquidated Damages, if any, hereon although interest and Liquidated Damages, if any, will continue to accrue; until so exchanged in full, this Regulation S Temporary Global Note shall in all other respects be entitled to the same benefits as other Senior Subordinated Notes under the Indenture.

          This Regulation S Temporary Global Note is exchangeable in whole or in part for one or more Regulation S Permanent Global Notes or Rule 144A Global Notes only (i) on or after the termination of the 40-day restricted period (as defined in Regulation S) and (ii) upon presentation of certificates (accompanied by an Opinion of Counsel, if applicable) required by Article 2 of the Indenture. Upon exchange of this Regulation S Temporary Global Note for one or more Regulation S Permanent Global Notes or Rule 144A Global Notes, the Trustee shall cancel this Regulation S Temporary Global Note.

          This Regulation S Temporary Global Note shall not become valid or obligatory until the certificate of authentication hereon shall have been duly manually signed by the Trustee in accordance with the Indenture. This Regulation S Temporary Global Note shall be governed by and construed in accordance with the laws of the State of the New York. All references to "$," "Dollars," "dollars" or "U.S. $" are to such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts therein."]6

          Capitalized terms used herein have the meaning assigned to them in the Indenture unless otherwise indicated.

1.   INTEREST

          Mark IV Industries, Inc., a Delaware corporation ("Mark IV"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. Interest will be payable semi-annually on each interest payment date referred to on the face hereof, commencing March 1, 1998. Interest on the Securities will accrue from the most recent date to which interest has been paid, or if no interest has been paid, from date of the Indenture; PROVIDED that, if there is no existing Event of Default in the payment of interest and if this Security is authenticated between a record date referred to on the face hereof and the next succeeding interest payment date, interest shall accrue from such interest payment date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

          Mark IV shall pay interest on overdue principal and interest on overdue installments of interest, to the extent lawful, at the rate per annum borne by the Securities.

2.   METHOD OF PAYMENT

          Mark IV will pay interest on the Securities (except defaulted interest) to the persons who are registered Holders at the close of business on the record dates referred to on the face hereof immediately preceding the respective interest payment dates even if the Security is cancelled on registration of transfer or registration of exchange. Holders must surrender Securities to a Paying Agent to collect principal payments. Mark IV will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, Mark IV may pay principal and interest by its check payable in such money. It may mail an interest payment to a Holder's registered address.

3.   PAYING AGENT AND REGISTRAR

          Initially, the Trustee will act as Paying Agent and Registrar. Mark IV may appoint and change any Paying Agent or Registrar without notice, other than notice to the Trustee. Mark IV or any subsidiary or an Affiliate of either of them may act as Paying Agent, Registrar or co-registrar.

--------
6 These paragraphs should be removed upon the exchange of the Regulation S Temporary Global Notes for Regulation S Permanent Global Notes pursuant to the Indenture.

4.  INDENTURE

          Mark IV issued the Securities under an Indenture, dated as of August 11, 1997 (the "Indenture"), between Mark IV and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended and as in effect on the date of the Indenture (the "TIA"), and as provided in the Indenture. The Securities are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of those terms.

          The Securities are general obligations of Mark IV limited to $250,000,000 aggregate principal amount.

5.   REDEMPTION

          The Securities are not redeemable, in whole or in part, prior to maturity.

6.   SUBORDINATION

          The Securities are subordinated to Senior Indebtedness. To the extent provided in the Indenture, Senior Indebtedness must be paid before the Securities may be paid. Mark IV agrees, and each Holder by accepting a Security agrees, to such subordination and authorizes the Trustee to give it effect.

7.   DENOMINATIONS; TRANSFER; EXCHANGE

          The Securities are in registered form, without coupons, in denominations of $1,000 of principal amount and integral multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities for a period of 15 days before a selection of Securities to be redeemed.

8.  PERSONS DEEMED OWNERS

          The registered Holder of this Security may be treated as the owner of this Security for all purposes.

9.   AMENDMENT; WAIVER

          Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities at the time outstanding and (ii) certain defaults or noncompliance with certain provisions may be waived with the written consent of the Holders of a majority in aggregate principal amount of the Securities at the time outstanding. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, Mark IV and the Trustee may amend the Indenture or the Securities to cure any ambiguity, defect or inconsistency, or to comply with Article 5 of the Indenture, or to provide for uncertificated Securities in addition to certificated Securities, or to comply with any requirements of the Securities and Exchange Commission in connection with the qualification of the Trustee under the TIA, or to make any change that does not adversely affect the rights of any Holder.

11.  DEFAULTS AND REMEDIES

          Under the Indenture, Events of Default include: (1) failure to pay any interest on any Security when due and payable, continued for 30 days; (2) failure to pay principal of any Security at its maturity; (3) failure to perform any other covenant of the Company in the Indenture, continued for 60 days after written notice as provided in the Indenture; (4) default under any indenture or instrument (other than the Indenture or any Security) under which the Company shall have outstanding or shall have guaranteed the payment of at least $25.0 million aggregate principal amount of Indebtedness for money borrowed which default (a) is caused by failure to pay the principal of, or interest on, such Indebtedness prior to the expiration of the grace period provided in such indebtedness on the date of such default or (b) results in acceleration of such indebtedness prior to its express maturity and such acceleration has not been annulled within ten days after written notice as provided in the Indenture; and
(5) certain events in bankruptcy, insolvency or reorganization involving the Company. If an Event of Default occurs and is continuing, the Trustee, or the Holders of at least 25% in aggregate principal amount of the Securities at the time outstanding, may declare all the Securities to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Securities becoming due and payable immediately upon the occurrence of such Events of Default.

          Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Securities at the time outstanding may direct the Trustee in its exercise of any trust or power.

12.  TRUSTEE DEALINGS WITH MARK IV

          Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by Mark IV or its Affiliates and may otherwise deal with Mark IV or its Affiliates with the same rights it would have if it were not Trustee.

13.  NO RECOURSE AGAINST OTHERS

          A director, officer, employee or stockholder, as such, of Mark IV shall not have any liability for any obligations of Mark IV under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

14.  AUTHENTICATION

          This Security shall not be valid until an authorized officer of the Trustee manually signs the Trustee's Certificate of Authentication on the other side of this Security.

15.  ABBREVIATIONS

          Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TENANT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

16.  UNCLAIMED MONEY

          If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to Mark IV at its request. After that, Holders entitled to money must look to Mark IV for payment.

17.  DISCHARGE PRIOR TO MATURITY

          If Mark IV deposits with the Trustee or Paying Agent money or U.S. Government Obligations sufficient to pay the principal of and interest on the Securities to maturity, Mark IV will be discharged from the Indenture except for certain Sections thereof.

18.  GOVERNING LAW

          THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                 ASSIGNMENT FORM

          To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to:

_______________________________________________________________________
             (insert assignee's social security or tax I.D. number)

________________________________________________________________________
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________

________________________________________________________________________
              (print or type assignee's name, address and zip code)


and irrevocably appoint _______________________ agent to transfer this Security on the books of Mark IV. The agent may substitute another to act for him.

Dated:                                 Signature:
                                                 (Sign exactly as your
                                                  name appears on the
                                                  other side of this
                                                  Security)

Signature
Guarantee*:


* Signature must be guaranteed by an eligible guarantor institution within the meaning of Securities and Exchange Commission Rule 17Ad-15 (including banks, stock brokers, savings and loan associations, national securities exchanges, registered securities associations, clearing agencies and credit unions) with membership or participation in an approved signature guarantee medallion program if this Security is to be delivered other than to and in the name of the registered holder.

                         SCHEDULE OF EXCHANGES OF NOTES2

          The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or a Definitive Note for an interest in this Global Note, have been made:

                                               Amount of               Principal Amount of this      Signature of
                    Amount of decrease in      increase in             Global Note                   authorized officer of
                    Principal Amount of        Principal Amount of     following such decrease       Trustee or Note
Date of Exchange    This Global Note           This Global Note        (or Increase)                 Custodian
                  - ------------------------  -----------------------  --------------------------  ----------------



--------
7 This should be included only if the Senior Subordinated Note is issued in global form.

                                   EXHIBIT B-1

          FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
             FROM RULE 144A GLOBAL NOTE TO REGULATION S GLOBAL NOTE
                (Pursuant to Section 2.06(a)(i) of the Indenture)


Marine Midland Bank
140 Broadway
New York, New York 10005



          Re: 7 1/2% Senior Subordinated Notes due 2007 of Mark IV Industries, Inc.

          Reference is hereby made to the Indenture, dated as of August 11, 1997 (the "Indenture"), between Mark IV Industries, Inc., a Delaware corporation (the "COMPANY") and Marine Midland Bank, as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          This letter relates to $ _______________ principal amount of the above referenced securities (the "Senior Subordinated Notes") which are evidenced by one or more Rule 144A Global Notes and held with the Depositary in the name of ______________________ (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Senior Subordinated Notes to a Person who will take delivery thereof in the form of an equal principal amount of Senior Subordinated Notes evidenced by one or more Regulation S Global Notes, which amount, immediately after such transfer, is to be held with the Depositary through Euroclear or Cedel or both.

           In connection with such request and in respect of such Senior Subordinated Notes, the Transferor hereby certifies that such transfer has been effected in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with Rule 903 or Rule 904 under the United States Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor hereby further certifies that:


          (1) The offer of the Senior Subordinated Notes was not made to a person in the United States;

          (2) either:

         (a) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed and believes that the transferee was outside the United States; or

         (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

         (3) no directed selling efforts have been made in contravention of the requirements of Rule 904(b) of Regulation S;

         (4) the transaction is not part of a plan or scheme to evade the registration provisions of the Securities Act; and

         (5) upon completion of the transaction, the beneficial interest being transferred as described above is to be held with the Depositary through Euroclear or Cedel or both.

          Upon giving effect to this request to exchange a beneficial interest in a Rule 144A Global Note for a beneficial interest in a Regulation S Global Note, the resulting beneficial interest shall be subject to the restrictions on transfer applicable to Regulation S Global Notes pursuant to the Indenture and the Securities Act and, if such transfer occurs prior to the end of the 40-day restricted period associated with the initial offering of Senior Subordinated Notes, the additional restrictions applicable to transfers of interest in the Regulation S Temporary Global Note.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company and Bear, Stearns & Co. Inc., the initial purchaser of such Senior Subordinated Notes being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.


                           [Insert Name of Transferor]


                            By:
                               Name:
                               Title:

Dated:

cc:   Mark IV Industries, Inc.
      Bear, Stearns & Co. Inc.

                                   EXHIBIT B-2

          FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
             FROM REGULATION S GLOBAL NOTE TO RULE 144A GLOBAL NOTE
               (Pursuant to Section 2.06(a)(ii) of the Indenture)


Marine Midland Bank
140 Broadway
New York, New York 10005



          Re: 7 1/2% Senior Subordinated Notes due 2007 of Mark IV Industries, Inc.

          Reference is hereby made to the Indenture, dated as of August 11, 1997 (the "Indenture"), between Mark IV Industries, Inc., a Delaware corporation (the "COMPANY") and Marine Midland Bank, as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

           This letter relates to $_________ principal amount of the above referenced securities (the "Senior Subordinated Notes") which are evidenced by one or more Regulation S Global Notes and held with the Depositary through Euroclear or Cedel in the name of __________________________________ (the
"Transferor"). The Transferor has requested a transfer of such beneficial interest in the Senior Subordinated Notes to a Person who will take delivery thereof in the form of an equal principal amount of Senior Subordinated Notes evidenced by one or more Rule 144A Global Notes, to be held with the Depositary.

          In connection with such request and in respect of such Senior Subordinated Notes, the Transferor hereby certifies that:

                                   [CHECK ONE]

|_| such transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Senior Subordinated Notes are being transferred to a Person that the Transferor reasonably believes is purchasing the Senior Subordinated Notes for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A;

                                       or

|_| such transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

                                       or

|_| such transfer is being effected pursuant to an exemption under the Securities Act other than Rule 144A, Rule 144 or Rule 904 and the Transferor further certifies that the Transfer complies with the transfer restrictions applicable to beneficial interests in Global Notes and Definitive Senior Subordinated Notes bearing the Private Placement Legend and the requirements of the exemption claimed, which certification is supported by (x) if such transfer is in respect of a principal amount of Senior Subordinated Notes at the time of Transfer of $100,000 or more, a certificate executed by the Transferee in the form of EXHIBIT C to the Indenture, or (y) if such Transfer is in respect of a principal amount of Senior Subordinated Notes at the time of transfer of less than $100,000,
      (1) a certificate executed in the form of EXHIBIT C to the Indenture and
      (2) an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that (1) such Transfer is in compliance with the Securities Act and
      (2) such Transfer complies with any applicable blue sky securities laws of any state of the United States;

                                       or

|_| such transfer is being effected pursuant to an effective registration statement under the Securities Act;

                                       or

|_| such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144, and the Transferor hereby further certifies that the Senior Subordinated Notes are being transferred in compliance with the transfer restrictions applicable to the Global Notes and in accordance with the requirements of the exemption claimed, which certification is supported by an Opinion of Counsel, provided by the transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to the Company and to the Registrar, to the effect that such transfer is in compliance with the Securities Act;

and such Senior Subordinated Notes are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.

          Upon giving effect to this request to exchange a beneficial interest in Regulation S Global Notes for a beneficial interest in 144A Global Senior Subordinated Notes, the resulting beneficial interest shall be subject to the restrictions on transfer applicable to Rule 144A Global Notes pursuant to the Indenture and the Securities Act.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company and Bear, Stearns & Co. Inc., the initial purchaser of such Senior Subordinated Notes being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

                                    [Insert Name of Transferor]

                                            By:
                                               Name:
                                               Title:

Dated:


cc:      Mark IV Industries, Inc.
         Bear, Stearns & Co. Inc.

                                   EXHIBIT B-3

          FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
                     OF DEFINITIVE SENIOR SUBORDINATED NOTES
                 (Pursuant to Section 2.06(b) of the Indenture)


Marine Midland Bank
140 Broadway
New York, New York 10005



          Re: 7 1/2% Senior Subordinated Notes due 2007 of Mark IV Industries, Inc.

          Reference is hereby made to the Indenture, dated as of August 11, 1997 (the "Indenture"), between Mark IV Industries, Inc., a Delaware corporation (the "COMPANY") and Marine Midland Bank, as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          This letter relates to $ principal amount of the above referenced securities (the "Senior Subordinated Notes") which are evidenced by one or more Definitive Senior Subordinated Notes in the name of (the "Transferor"). The Transferor has requested an exchange or transfer of such Definitive Senior Subordinated Note(s) in the form of an equal principal amount of Senior Subordinated Notes evidenced by one or more Definitive Senior Subordinated Notes, to be delivered to the Transferor or, in the case of a transfer of such Senior Subordinated Notes, to such Person as the Transferor instructs the Trustee.

          In connection with such request and in respect of the Senior Subordinated Notes surrendered to the Trustee herewith for exchange (the "Surrendered Senior Subordinated Notes"), the Holder of such Surrendered Senior Subordinated Notes hereby certifies that:

                                   [CHECK ONE]

|_| the Surrendered Senior Subordinated Notes are being acquired for the Transferor's own account, without transfer;

                                       or

|_| the Surrendered Senior Subordinated Notes are being transferred to the Company;

                                       or

|_| the Surrendered Senior Subordinated Notes are being transferred pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Surrendered Senior Subordinated Notes are being transferred to a Person that the Transferor reasonably believes is purchasing the Surrendered Senior Subordinated Notes for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A;

                                       or

|_| the Surrendered Senior Subordinated Notes are being transferred in a transaction permitted by Rule 144 under the Securities Act;

                                       or

|_| the Surrendered Senior Subordinated Notes are being transferred pursuant to an exemption under the Securities Act other than Rule 144A, Rule 144 or Rule 904 and the Transferor further certifies that the Transfer complies with the transfer restrictions applicable to beneficial interests in Global Notes and Definitive Senior Subordinated Notes bearing the Private Placement Legend and the requirements of the exemption claimed, which certification is supported by (x) if such transfer is in respect of a principal amount of Senior Subordinated Notes at the time of Transfer of $100,000 or more, a certificate executed by the Transferee in the form of EXHIBIT C to the Indenture, or (y) if such Transfer is in respect of a principal amount of Senior Subordinated Notes at the time of transfer of less than $100,000, (1) a certificate executed in the form of EXHIBIT C to the Indenture and (2) an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that (1) such Transfer is in compliance with the Securities Act and (2) such Transfer complies with any applicable blue sky securities laws of any state of the United States;

                                       or

|_| the Surrendered Senior Subordinated Notes are being transferred pursuant to an effective registration statement under the Securities Act;

                                       or

|_| such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144, and the Transferor hereby further certifies that the Senior Subordinated Notes are being transferred in compliance with the transfer restrictions applicable to the Global Notes and in accordance with the requirements of the exemption claimed, which certification is supported by an Opinion of Counsel, provided by the transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to the Company and to the Registrar, to the effect that such transfer is in compliance with the Securities Act;

and the Surrendered Senior Subordinated Notes are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company and Bear, Stearns & Co. Inc., the initial purchasers of such Senior Subordinated Notes being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

                               [Insert Name of Transferor]


                                       By:
                                          Name:
                                          Title:
Dated:

cc:      Mark IV Industries, Inc.
         Bear, Stearns & Co. Inc.

                                   EXHIBIT B-4

          FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
                   FROM RULE 144A GLOBAL NOTE OR REGULATION S
                              PERMANENT GLOBAL NOTE
                     TO DEFINITIVE SENIOR SUBORDINATED NOTE
                 (Pursuant to Section 2.06(c) of the Indenture)

Marine Midland Bank
140 Broadway
New York, New York 10005



    Re: 7 1/2% Senior Subordinated Notes due 2007 of Mark IV Industries, Inc.

           Reference is hereby made to the Indenture, dated as of August 11, 1997 (the "Indenture"), between Mark IV Industries, Inc., a Delaware corporation (the "COMPANY") and Marine Midland Bank, as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          This letter relates to $__________ principal amount of the above referenced securities (the "Senior Subordinated Notes") which are evidenced by a beneficial interest in one or more Rule 144A Global Notes or Regulation S Permanent Global Notes in the name of (the "Transferor"). The Transferor has requested an exchange or transfer of such beneficial interest in the form of an equal principal amount of Senior Subordinated Notes evidenced by one or more Definitive Senior Subordinated Notes, to be delivered to the Transferor or, in the case of a transfer of such Senior Subordinated Notes, to such Person as the Transferor instructs the Trustee.

          In connection with such request and in respect of the Senior Subordinated Notes surrendered to the Trustee herewith for exchange (the "Surrendered Senior Subordinated Notes"), the Holder of such Surrendered Senior Subordinated Notes hereby certifies that:

                                   [CHECK ONE]

|_| the Surrendered Senior Subordinated Notes are being transferred to the beneficial owner of such Senior Subordinated Notes;

                                       or

|_| the Surrendered Senior Subordinated Notes are being transferred pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Surrendered Senior Subordinated Notes are being transferred to a Person that the Transferor reasonably believes is purchasing the Surrendered Senior Subordinated Notes for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting they requirements of Rule 144A;

                                       or

|_| the Surrendered Senior Subordinated Notes are being transferred in a transaction permitted by Rule 144 under the Securities Act;

                                       or

|_| the Surrendered Senior Subordinated Notes are being transferred pursuant to an effective registration statement under the Securities Act;

                                       or

|_| the Surrendered Senior Subordinated Notes are being transferred pursuant to an exemption under the Securities Act other than Rule 144A, Rule 144 or Rule 904 and the Transferor further certifies that the Transfer complies with the transfer restrictions applicable to beneficial interests in Global Notes and Definitive Senior Subordinated Notes bearing the Private Placement Legend and the requirements of the exemption claimed, which certification is supported by (x) if such transfer is in respect of a principal amount of Senior Subordinated Notes at the time of Transfer of $100,000 or more, a certificate executed by the Transferee in the form of EXHIBIT C to the Indenture, or (y) if such Transfer is in respect of a principal --------- amount of Senior Subordinated Notes at the time of transfer of less than $100,000, (1) a certificate executed in the form of EXHIBIT C to the Indenture and (2) an Opinion of Counsel --------- provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that (1) such Transfer is in compliance with the Securities Act and (2) such Transfer complies with any applicable blue sky securities laws of any state of the United States;

                                       or

|_| such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144, and the Transferor hereby further certifies that the Senior Subordinated Notes are being transferred in compliance with the transfer restrictions applicable to the Global Notes and in accordance with the requirements of the exemption claimed, which certification is supported by an Opinion of Counsel, provided by the transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to the Company and to the Registrar, to the effect that such transfer is in compliance with the Securities Act;

and the Surrendered Senior Subordinated Notes are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company and Bear, Stearns & Co. Inc., the initial purchaser of such Senior Subordinated Notes being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

                                 [Insert Name of Transferor]

                                         By:
                                            Name:
                                            Title:

Dated:

cc:      Mark IV Industries, Inc.
         Bear, Stearns & Co. Inc.

                                    EXHIBIT C
                            FORM OF CERTIFICATE FROM
                   ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR


Marine Midland Bank
140 Broadway
New York, New York 10005



          Re: 7 1/2% Senior Subordinated Notes due 2007 of Mark IV Industries, Inc.

          Reference is hereby made to the Indenture, dated as of August 11, 1997 (the "Indenture"), between Mark IV Industries, Inc., a Delaware corporation (the "COMPANY") and Marine Midland Bank, as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          In connection with our proposed purchase of $__________ aggregate principal amount of:

          (a) / / Beneficial interests in the above referenced securities (the "Senior Subordinated Notes"), or

           (b) /   /  Definitive Senior Subordinated Notes,

we confirm that:

          1. We understand that any subsequent transfer of the Senior Subordinated Notes of any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Senior Subordinated Notes or any interest therein except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "SECURITIES ACT").

          2. We understand that the offer and sale of the Senior Subordinated Notes have not been registered under the Securities Act, and that the Senior Subordinated Notes and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Senior Subordinated Notes or any interest therein, (A) we will do so only (1)(a) to a person who the Seller reasonably believes is a qualified institutional buyer (as defined in Rule 144A under the Securities Act) in a transaction meeting the requirements of 144A, (b) in a transaction meeting the requirements of Rule 144 under the Securities Act, (c) outside the United States to a foreign person in a transaction meeting the requirements of Rule 904 of the Securities Act, or (d) in accordance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel), (2) to the Company or any of its subsidiaries or (3) pursuant to an effective registration statement and, in each case, in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction and (B) we will, and each subsequent holder will be required to, notify any purchaser from it of the security evidenced hereby of the resale restrictions set forth in (A) above."

          3. We understand that, on any proposed resale of the Senior Subordinated Notes or beneficial interests, we will be required to furnish to you and the Company such certifications, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Senior Subordinated Notes purchased by us will bear a legend to the foregoing effect.

          4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Senior Subordinated Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

          5. We are acquiring the Senior Subordinated Notes or beneficial interests therein purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

          6. We are not acquiring the Senior Subordinated Notes with a view to any distribution thereof that would violate the Securities Act or the securities laws of any State of the United States.


                               ---------------------------------------------
                               Name
                               ---------------------------------------------
                               Address

                                    ARTICLE 1
                   DEFINITIONS AND INCORPORATION BY REFERENCE

 SECTION 1.01.  DEFINITIONS......................................     1
 SECTION 1.02.  OTHER DEFINITIONS................................     5
 SECTION 1.03.  INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.    6
 SECTION 1.04.  RULES OF CONSTRUCTION............................     6
 SECTION 1.05.  ACTS OF HOLDERS...................................    7

                                    ARTICLE 2
                                 THE SECURITIES

 SECTION 2.01.  FORM AND DATING.....................................  7
 SECTION 2.02.  EXECUTION AND AUTHENTICATION........................  9
 SECTION 2.03.  REGISTRAR AND PAYING AGENT.......................... 10
 SECTION 2.04.  PAYING AGENT TO HOLD MONEY IN TRUST................. 10
 SECTION 2.05.  SECURITYHOLDER LISTS................................ 11
 SECTION 2.06.  TRANSFER AND EXCHANGE............................... 11
 SECTION 2.07.  REPLACEMENT SECURITIES.............................. 18
 SECTION 2.08.  OUTSTANDING SECURITIES; DETERMINATIONS OF
                HOLDERS' ACTION..................................... 19
 SECTION 2.09.  TEMPORARY SECURITIES................................ 19
 SECTION 2.10.  CANCELLATION........................................ 20
 SECTION 2.11.  CUSIP NUMBERS....................................... 20
 SECTION 2.12.  DEFAULTED INTEREST.................................. 20

                                    ARTICLE 3
                                   REDEMPTION

SECTION 3.01. NO REDEMPTION......................................... 20

                                    ARTICLE 4
                                    COVENANTS

SECTION 4.01.  PAYMENT OF SECURITIES................................ 21
SECTION 4.02.  SEC REPORTS.......................................... 21
SECTION 4.03.  COMPLIANCE CERTIFICATES.............................. 22
SECTION 4.04.  FURTHER INSTRUMENTS AND ACTS......................... 22
SECTION 4.05.  MAINTENANCE OF OFFICE OR AGENCY...................... 22
SECTION 4.06.  ANTI-LAYERING........................................ 23
SECTION 4.07.  PAYMENT OF TAXES AND OTHER CLAIMS.................... 23
SECTION 4.08.  CORPORATE EXISTENCE.................................. 23
SECTION 4.09.  MAINTENANCE OF PROPERTIES AND INSURANCE.............. 23
SECTION 4.10.  STAY, EXTENSION AND USURY LAWS....................... 23
SECTION 4.11.  INVESTMENT COMPANY ACT............................... 24
SECTION 4.12.  RULE 144A INFORMATION REQUIREMENT.................... 24
SECTION 4.13.  NOTICE OF REGISTRATION DEFAULT....................... 24

                                    ARTICLE 5
                              SUCCESSOR CORPORATION

SECTION 5.01. MERGER, CONSOLIDATION OR SALE OF
              SUBSTANTIALLY ALL OF THE ASSETS...................... 24
SECTION 5.02. SUCCESSOR PERSON SUBSTITUTED......................... 24

                                    ARTICLE 6
                              DEFAULTS AND REMEDIES

SECTION 6.01. EVENTS OF DEFAULT.................................... 25
SECTION 6.02. ACCELERATION......................................... 26
SECTION 6.03. OTHER REMEDIES....................................... 26
SECTION 6.04. CONTROL BY MAJORITY.................................. 27
SECTION 6.05. LIMITATION ON SUITS.................................. 27
SECTION 6.06. RIGHTS OF HOLDERS TO RECEIVE PAYMENT................. 27
SECTION 6.07. COLLECTION SUIT BY TRUSTEE........................... 27
SECTION 6.08. TRUSTEE MAY FILE PROOFS OF CLAIM..................... 27
SECTION 6.09. PRIORITIES........................................... 28
SECTION 6.10. UNDERTAKING FOR COSTS................................ 28
SECTION 6.11. WAIVER OF STAY, EXTENSION OR USURY LAWS.............. 28

                                    ARTICLE 7
                                     TRUSTEE

SECTION 7.01. DUTIES OF TRUSTEE.................................... 29
SECTION 7.02. RIGHTS OF TRUSTEE.................................... 30
SECTION 7.03. INDIVIDUAL RIGHTS OF TRUSTEE......................... 30
SECTION 7.04. TRUSTEE'S DISCLAIMER................................. 31
SECTION 7.05. NOTICE OF DEFAULTS................................... 31
SECTION 7.06. REPORTS BY TRUSTEE TO HOLDERS........................ 31
SECTION 7.07. COMPENSATION AND INDEMNITY........................... 31
SECTION 7.08. REPLACEMENT OF TRUSTEE............................... 32
SECTION 7.09. SUCCESSOR TRUSTEE BY MERGER.......................... 32
SECTION 7.10. ELIGIBILITY; DISQUALIFICATION........................ 33
SECTION 7.11. PREFERENTIAL COLLECTION OF CLAIMS AGAINST MARK IV.... 33

                                    ARTICLE 8
                     SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 8.01. TERMINATION OF MARK IV'S OBLIGATIONS................. 33
SECTION 8.02. APPLICATION OF TRUST MONEY........................... 34
SECTION 8.03. REPAYMENT TO MARK IV................................. 34
SECTION 8.04. REINSTATEMENT........................................ 34

                                    ARTICLE 9
                                   AMENDMENTS

SECTION 9.01. WITHOUT CONSENT OF HOLDERS........................... 34
SECTION 9.02. WITH CONSENT OF HOLDERS.............................. 35
SECTION 9.03. COMPLIANCE WITH TRUST INDENTURE ACT.................. 36
SECTION 9.04. REVOCATION AND EFFECT OF CONSENTS, WAIVERS
              AND ACTIONS.......................................... 36
SECTION 9.05. NOTATION ON OR EXCHANGE OF SECURITIES................ 36
SECTION 9.06. TRUSTEE TO SIGN SUPPLEMENTAL INDENTURES.............. 36
SECTION 9.07. EFFECT OF SUPPLEMENTAL INDENTURES.................... 36

                                   ARTICLE 10
                                  SUBORDINATION

SECTION 10.01. AGREEMENT TO SUBORDINATE............................ 37
SECTION 10.02. LIQUIDATION; DISSOLUTION; BANKRUPTCY................ 37
SECTION 10.03. DEFAULT ON SENIOR INDEBTEDNESS...................... 37
SECTION 10.04. NO SUSPENSION OF REMEDIES........................... 38
SECTION 10.05. WHEN DISTRIBUTION MUST BE PAID OVER................. 39
SECTION 10.06. NOTICE BY MARK IV................................... 39
SECTION 10.07. SUBROGATION......................................... 39
SECTION 10.08. RELATIVE RIGHTS..................................... 39
SECTION 10.09. NO WAIVER OF SUBORDINATION PROVISIONS............... 40
SECTION 10.10. DISTRIBUTION OR NOTICE TO REPRESENTATIVE............ 40
SECTION 10.11. RIGHTS OF TRUSTEE AND PAYING AGENT.................. 41
SECTION 10.12. AUTHORIZATION TO EFFECT SUBORDINATION; NO
               FIDUCIARY DUTY TO HOLDERS OF SENIOR INDEBTEDNESS.... 41
SECTION 10.13. MISCELLANEOUS....................................... 41

                                   ARTICLE 11
                                  MISCELLANEOUS

SECTION 11.01. TRUST INDENTURE ACT CONTROLS........................ 42
SECTION 11.02. NOTICES............................................. 42
SECTION 11.03. COMMUNICATION BY HOLDERS WITH OTHER HOLDERS......... 43
SECTION 11.04. CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.. 43
SECTION 11.05. STATEMENTS REQUIRED IN CERTIFICATE OR OPINION....... 43
SECTION 11.06. SEVERABILITY CLAUSE................................. 44
SECTION 11.07. RULES BY TRUSTEE, PAYING AGENT AND REGISTRAR........ 44
SECTION 11.08. LEGAL HOLIDAYS...................................... 44
SECTION 11.09. GOVERNING LAW....................................... 44
SECTION 11.10. NO RECOURSE AGAINST OTHERS.......................... 44
SECTION 11.11. SUCCESSORS.......................................... 44
SECTION 11.12. MULTIPLE ORIGINALS.................................. 44